United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 534 New York, NY   10169
(Address of principal executive offices)           (Zip code)

Eric Rubin, President, 230 Park Avenue, Suite 534 New York, NY   10169

(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:    (212) 488-1331

Date of fiscal year end:      10/31/2013

Date of reporting period:    10/31/2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

The American Independence Funds
Annual Report – October 31, 2013

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	4

Stock Fund
Schedule of Portfolio Investments	26
Risk-Managed Allocation Fund
Schedule of Portfolio Investments	28
International Alpha Strategies Fund
Schedule of Portfolio Investments	29
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	33
Strategic Income Fund
Schedule of Portfolio Investments	41
Core Plus Fund
Schedule of Portfolio Investments	44
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	48
Fusion Fund
Schedule of Portfolio Investments	50

Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets	58
Financial Highlights	64
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	86

Additional Fund Information
Portfolio Summaries	87
Table of Shareholder Expenses	89
Other Tax Information	91
Approval of Advisory and Sub-Advisory Agreements	92
Trustees and Officers	93

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ending October 31, 2013. The Funds’ 2013 fiscal year can be described as a year of contrasts – equity markets reached record highs, while rising interest rates caused many fixed income funds to incur their first decline in many years. As we enter the Funds’ new fiscal year, and calendar year 2014, we believe that managing your portfolio’s risk will be an even more important strategy to protect your investments.

The Year in review

Over the past several years, international events have at times weighed heavily on U.S. markets. This past year, there was continued strife around the globe: we saw yet another change in the regime in Egypt, which was at times violent; the civil war in Syria has continued with the deadly use of nerve gas by the regime against its own people; North Korea threatened to launch missiles against both South Korea and the United States; and Vladimir Putin is again flexing Russia’s muscle in both the Middle East and former Soviet Republics. However, unlike 2011 and 2012, chaotic geopolitical events have not continuously rattled world markets, and Europe has begun to show signs of sustained recovery. And perhaps more significantly, Japan may have seen the “beginning of the end” of 3 decades of deflation. Perhaps we will look back on 2013 as the year a corner was turned.

Domestically, in 2013, all eyes were on the Federal Reserve Board (the “Fed”) and its policy known as “quantitative easing”. Quantitative easing (by no means an uncontroversial strategy from a political standpoint,) has been a significant factor in financial market liquidity, particularly in treasury and mortgage markets, while more traditional tools have maintained extremely low short term interest rates. In the spring of 2013, the Fed began to signal markets that quantitative easing would itself be eased (or, “tapered”). Fixed income markets reacted with great tension, and what came to be known as the Taper Tantrum resulted. Interest rates did move upwards which caused prices on bonds to come down. On November 1, 2012 the yield on the 10-year Treasury bond was approximately 1.72%. On January 1, 2013, it was relatively unchanged at 1.75%. But, by the end of the fiscal year, the 10-year yield had risen to 2.55%, and as of December 20, 2013, the yield was 2.90%. Perhaps the psychologically significant 3.00% yield is upon us. Nonetheless, the Fed continues to maintain an accommodative short-term interest rate policy.

As we write this, the Fed has announced that it was “tapering” its purchases of fixed income securities to $75 billion a month, down from $85 billion. Investors and pundits have continued to debate the potential impact of this reduction. One reason for optimism: it may be an indication that monetary policymakers have solid data which suggests that the U.S. economy is on more solid footing as we head into 2014. As we note above, the Fed has stated that short-term interest rate increases are not imminent, and interest rates continue to be the Fed’s primary tool. What tapering does suggest is that the road back from massive central bank intervention is going to be a long one, with many bumps and curves. Investors should always seek to be diversified and even if bonds are ending a sustained 30-year bull run, they continue to offer important diversification benefits with the potential to offset equity risk.

Fund Highlights

The fiscal year ended in October of 2013, as well as calendar 2013, was a very strong one for equity markets. For the period November 1, 2012 to October 31, 2013, the S&P 500 was up 27.18% and the Russell 1000 Value was up 28.29%. The American Independence Stock Fund, managed by Rick Baird, continued to provide competitive returns. For the fiscal year, the Stock Fund outperformed the S&P 500 (an unmanaged index of U.S. equities) by 17 basis points and returned 27.35%. The volatility of previous years significantly abated in 2013 and it may be unrealistic to believe that equity returns will continue to move in a smooth upward direction. Humans in general, and investors in particular, tend to experience more financial and psychological pain from negative returns. Perhaps the equity catastrophe of 2008 has receded from memory, but negative returns and volatility have not become obsolete. Historically, the Stock Fund has performed well relative to the market in years when equity returns are negative. Since the Fund’s inception in 1997, the Fund’s down market capture is 92.3%, vs. a down market capture of 98.4% for the S&P 500 and 100% for the Russell 1000 Value.* Down market capture measures the sensitivity a fund has to the benchmark when the benchmark returns are negative. Investors seeking exposure to large capitalization equity securities, but who are concerned about volatility and the potential of negative equity markets, should consider the Stock Fund.

*	Down market capture numbers calculated using Zephyr StyleADVISOR.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index is not available for purchase. The S&P 500 Index has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. The index is not available for purchase.

American Independence Funds

In keeping with the theme of managing risk, American Independence launched the Risk-Managed Allocation Fund, sub-advised by J.A. Forlines, LLC (“JA Forlines”). The Risk-Managed Allocation Fund is an alternative to traditional portfolios, utilizing a fundamentally driven, global macro investment strategy, and seeks long-term capital appreciation with lower than average risk. The term “global macro” we define as a strategy that utilizes fundamental macroeconomic data to make buy and sell decisions. The flexible nature of the Fund provides opportunities across multiple markets and asset classes simultaneously. JA Forlines implements this strategy through the use of liquid, low-cost exchange-traded funds (“ETFs”), and may hold cash up to 100% of the portfolio in order to tactically manage risk. JA Forlines, sub-advisor of the Fund, is led by Chairman and Chief Investment Officer John A. Forlines III. Mr. Forlines brings over 25 years of experience as an analyst, investment banker, and portfolio manager. Global Macro strategies are typically less volatile historically than U.S. stocks, and are less correlated. The Fund may be of particular interest to investors concerned about both fixed income and equity market risks, i.e., rising interest rates and potentially violent equity markets.

American Independence continually seeks to identify the finest professionals to manage the portfolios of the Funds. On November 15th, Robert Shea assumed management of the Fusion Fund. Mr. Shea joined American Independence in 2013 as an investment manager for the firm’s long/short strategy. Prior to joining American Independence, Mr. Shea had been a portfolio manager at several firms, including JA Forlines Global, Asia Source Capital (an investment fund based in the U.S. and Singapore with an investment thesis focused on Greater China) and as a partner at Goldman Sachs, where he ran Cash Equity Trading and Sector Based Proprietary Trading and served on the firm’s Equity Division Risk and Global Trading Committee.

As of November 15th, the Strategic Income Fund was renamed the Boyd Watterson Short-Term Enhanced Bond Fund and Boyd Watterson Asset Management, LLC assumed the role of the sub-advisor to the Fund’s portfolio in accordance with an interim sub-advisory agreement. The Fund’s Board approved a change in the Fund’s Investment Objective, which is “to provide investors with as high a level of current income as is consistent with the liquidity and safety of principal by investing primarily in investment grade bonds with maturities of 1-3 years”. The new objective will be substantially the same except for investing in investment grade bonds with durations of 1-3 years. Since the Fund’s investment objective is a fundamental policy, it will require the approval of the Fund’s shareholders. Shareholders of record will receive a proxy statement in January 2014, containing additional details regarding the New Sub-Advisory Agreement, the change in Investment Objective and details regarding the special meeting of shareholders.

In closing, our Funds have performed well compared to their peers and benchmarks while seeking to minimize risk. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for next year.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 866-410-2006. I hope to see the markets improve in 2014. We want to take this opportunity to wish you a happy holiday season and wish you a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

American Independence Funds

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid-cap securities that are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds

Stock Fund Commentary

Rick Baird – Portfolio Manager

For the fiscal year ending October 31, 2013, the American Independence Stock Fund (Institutional Class shares, the “Fund”) returned 27.35%. Over the same period the Fund’s benchmark, the Russell 1000 Value Index, rose 28.29% and the S&P 500 Index, another index we use to evaluate the Fund’s results, returned 27.18%. The Fund’s return was achieved while maintaining a below average risk as measured by an Upside Capture ratio of 93.3% and a Downside Capture ratio of 79.2%, relative to the Russell 1000 Value Index, and an Upside Capture ratio of 96.0% and Downside Capture ratio of 74.4% relative to the S&P 500 Index. Comparatively, the average fund in the Morningstar Large Blend Category had Upside/Downside capture of 91.4% and 94,81%, and 99.66% and 100.4% when compared to the Russell 1000 Value Index and S&P 500 Index, respectively (source: Morningstar, Zephyr StyleAdvisor).

Performance is best measured over a period of years. As such, we would like to remind investors that the Fund has returned strong performance over the long term as $10,000 invested in the Fund ten years ago would have grown to $27,175 today versus $21,209 in the Russell 1000 Value Index.

As fund managers, we espouse a value investment philosophy. The Fund represents our adherence to this value principle. The Fund’s average Price to Earnings Ratio is 78% of the benchmark, Price to Book is 65% of benchmark, Price to Sales is 54% of benchmark and Price to Cash Flow is 58% of benchmark. These low ratios provide the portfolio with revaluation upside and generally reduce downside risk. In addition, we like the moderate growth potential for the portfolio, as best represented by our top ten holdings: General Motors, Aflac, Chevron, General Electric, IBM, Citigroup, Valero Energy, Carnival Cruise, Trinity Industries and Occidental Petroleum.

As managers of the Fund, we adhere to disciplined purchase and sale criteria of securities. This occasionally results in Fund cash levels that are above that needed for basic liquidity. Sales proceeds are reinvested when securities can be purchased at attractive prices. Cash equivalent levels in the portfolio ranged from zero to close to 20% in 2013, ending the year at 10.6%. We will continue to use cash levels to balance returns and contribute to a low Downside Capture ratio where appropriate. In the coming year, leaning into trends may make sense – we will continue to raise cash reserves during short-term periods of overvalued, overbought markets.

Financial, Industrial and Health Care stocks were major contributors to positive performance. Among contributors in the financial sector were American International Group, Aflac, Goldman Sachs, Citigroup, JPMorgan, Capital One, Met Life and ING US. Major positive contributors in health care included Cardinal Health, Valeant Pharmaceutical, Wellpoint, Humana and CR Bard. In the Industrials sector, notable performers included Trinity Industries, Navistar International, General Dynamics, General Electric, Western Union and Chicago Bridge & Iron. Other stocks with significant contribution to positive performance included Halliburton, Schlumberger, Valero in the energy sector; Dell Computer, Cognizant Technology Solutions and Corning Inc. in the technology sector; and Goodyear Tire, Ross Stores, Starbucks and Apollo Group in the consumer sector. Stocks that contributed negatively to returns included Apple Computer, Newmont Mining, Market Vectors Junior Gold Mining, Arch Coal and DR Horton. Apple declined due to slowing earnings momentum and to a price level unanticipated by us based purely on value analysis. The gold mining stock selections were contrarian investments that struggled in the face of continuing low inflation and ongoing investor movement out of the sector. With DR Horton, we have not seen housing recover to the extent we forecasted. Valuation for the equity market as a whole looks somewhat stretched to us due to relatively high multiples of earnings, sales and revenues. Additionally, profit margins appear higher than can be reasonably sustained over the next decade. Substantial market returns since early 2009, and since the 2012 elections, have been a result of market undervaluation at the beginning of the periods and faith in the power of the Federal Reserve’s program of Quantitative Easing layered on top of modest improvements in the economy. Sustained improvements in the equity markets from this point forward will require meaningful progress on the economic front, while not allowing for much slippage in profit margins.

It is increasingly apparent that strict valuation and fundamental analysis of individual stocks will be critical over the next several years. We believe this plays into our fundamental and quantitative strengths to produce returns that maintain positive reward versus risk. To accomplish this we will continue to focus on reasonable valuation, positive trends in revenues, earnings, earnings surprise, management and cash flow, including stock buyback discipline. We also continue to look for opportunities in misunderstood companies where change can be asserted by management and

American Independence Funds

signaled to the market through such avenues as management or strategic change, spinoff and share restructuring, merger and acquisition, and legislative or regulatory change. Profitable investments in these categories in 2013 included Cooper Tire, General Electric, Valeant Pharmaceutical, American International Group, ING US, Wellpoint, Dell Computer, Western Union, Occidental Petroleum and Apollo Group, among others.

No derivatives were used in the Fund during the 2013 fiscal year.

Thank you for your continued investment in American Independence Stock Fund.

Definitions:

Up Market Capture measures the sensitivity a fund has to the benchmark when the benchmark returns are positive.

Down Market Capture measures the sensitivity a fund has to the benchmark when the benchmark returns are negative.

Price to Earnings Ratio is a ratio of a company’s share price to its earnings per share.

Price to Book Ratio compares the market value of a portfolio’s stocks to the stocks’ book value.

Price to Sales Ratio is a ratio for valuing a stock relative to its own past performance, other companies or the market itself.

Price to Cash Flow Ratio is a measure of the market’s expectations of a firm’s future financial health.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2003. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	5 Year	10 Year
Stock Fund
Institutional Class Shares	27.35%	14.12%	10.51%
Class A Shares (1)	19.64%	12.39%	9.41%
Class C Shares (2)	25.04%	12.97%	9.84%
Russell 1000 Value Index	28.29%	14.06%	7.81%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares, shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Risk-Managed Allocation Fund Commentary

John A. Forlines III – Portfolio Manager

The American Independence Risk-Managed Allocation Fund (Institutional share class, the “Fund”) returned 1.80% for the period of its inception on September 20, 2013 through October 31, 2013. Over the same period the Dow Jones Moderately Conservative Index returned 2.04%.

September and October were excellent months for most assets globally. The major drivers of this rally were Larry Summers’ withdrawal from consideration for Fed Chair and the Fed’s subsequent decision to delay its “taper” of asset purchases, along with the short-term resolution of the government shutdown and debt ceiling negotiations.

We expect these factors to continue to impact markets, despite the fact that many market participants consider them resolved. Janet Yellen has not yet been confirmed by the Senate, and communication from the Federal Open Market Committee and members of the Fed may be inconsistent during the transition process.

Additionally, the agreement reached on October 16th only funds the government until January 15th and extends the debt ceiling until February 7th, with the “real” debt ceiling to be reached sometime in March. A bipartisan budget committee has been set up to negotiate an agreement, but it may fail as the “Super Committee” did in 2011.

The European financial system has continued to heal in the wake of European Central Bank President Mario Draghi’s “whatever it takes” speech in July 2012, which has allowed most European countries to emerge from their prolonged recessions. The ECB provided additional easing this month (November 2013) by lowering its benchmark interest rate from 0.5% to 0.25%. Furthermore, Germany’s Chancellor Merkel has been forced to seek a coalition government with the rival SPD party, which will lead Germany to soften its stance on austerity and be positive for growth in the region.

In Japan, Abenomics, so named for Japanese Prime Minister Sinzo Abe, has lost some steam since its initial unveiling. However, China is set to institute major reforms and may again lead growth in Asia. China held its Third Plenum of the 18th Communist Party this month, the first under new Party Chairman Xi Jinping. At the meeting the Chinese leadership announced major reforms which will help restructure the Chinese economy to make it less dependent on infrastructure investment and exports.

Accordingly, the Fund holds large positions in U.S. equities and has relatively little exposure to fixed income. We currently favor U.S. assets to foreign assets, and equities to fixed income.

The Fund’s exposure in fixed income is focused on dollar denominated securities while targeting short-duration. Given Janet Yellen’s nomination for Fed Chair, we don’t expect another major spike in dollar interest rates in the near-term. However, interest rate volatility may remain elevated as communication from the Fed becomes less consistent during the transition. This volatility may also impact currency markets, especially with future monetary policy uncertain abroad as well. As a result, we have chosen to minimize this volatility through short duration, dollar denominated securities.

We expect U.S. equities to regain their leadership as we head into the end of the year. The impact of the Fed delaying its taper has been fully digested, and the recent weakness in the dollar that helped drive European equities higher may subside.

Some emerging market equities offer excellent value. We especially like Mexico, whose close ties to the U.S. provide stability, both in terms of economic growth and financial markets. Also, capital inflows should remain strong as they open up their oil industry to outside investment.

The American Independence Risk-Managed Allocation Fund invests across three asset classes: equities, fixed income and alternatives (commodities, real estate and hard assets). It uses macro top-down approach to target long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange traded products, which gives the Fund significant flexibility in terms of low cost asset allocation. The Fund holds fixed income investments in almost all market conditions, but there is wide discretion in allocations to equities and alternatives.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Risk-Managed Allocation Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on September 20, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013
Since Inception
Risk-Managed Allocation Fund
Institutional Class Shares	1.80%(3)
Class A Shares (1)	(4.05%)(3)
Class C Shares (2)	0.70%(3)
Dow Jones Moderately Conservative Index	2.04%(3)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period September 20, 2013 (commencement of operations) through October 31, 2013.

The Dow Jones Moderately Conservative Portfolio Index is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The Index is the efficient allocation of stocks, bonds, and cash in a portfolio whose semi-deviation is 40% of the annualized 36 month historic semi-deviation of the Dow Jones Aggressive Portfolio Index. Stocks are represented by the Dow Jones Aggressive Portfolio Index. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Barclays Government Bonds Index, Barclays Corporate Bonds Index, Barclays Mortgage-backed Bonds Index, and Barclays Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Alpha Strategies Fund Commentary

Nardin Baker – Portfolio Manager

Performance

The American Independence International Alpha Strategies Fund (Institutional Class shares, the “Fund”) produced a return of 20.30% for the fiscal year ending October 31, 2013. While this was a strong result, the Fund underperformed the 26.88% return for the benchmark, the MSCI EAFE Index (with net dividends) (the “Index”). On a calendar year-to-date basis, the Fund is up 14.75% through October.

The Fund is currently fully invested (98.6%) with a beta of 1.00 to the Index. The predicted annual standard deviation of returns versus cash (our preferred metric for managing total portfolio risk) is 16.7% which is close to the predicted market annual standard deviation of 16.5%.

Market Overview

Over the last year, stocks around the world have been driven by two major factors: the fear that economies would fall back into recession and the stimulus programs introduced by central banks around the world. Over the last two years, these offsetting concerns were the primary influences on the direction of equity markets, leading to a series of optimistic rallies followed by sharp sell offs. As investors have become less comfortable with low yields on fixed income instruments around the world, they have moved into higher risk asset classes. Within equities, this risk has been moderated by the stimulus programs introduced by central banks, preventing deep drops from persisting. These cycles have typically followed a pattern where reports of weak economic growth cause stock markets to pause and then drop, followed by central banks expanding their easy money programs leading to optimism and “risk on” shifts to higher stock exposures.

A major stimulus program was introduced by Japan late in 2012. From October 2012 to June 2013, the Japanese Yen fell by more than 25% against the dollar. The government in Japan pushed the deflation of their currency to try to stimulate demand. In this period, Japanese stocks gained more than 50% with many of the financial firms performing very well. European stocks stumbled through the first half of the year but took off in late June when ECB president Mario Draghi indicated the central bank would provide easy money for the foreseeable future. European markets rose more than 25% in the four months from July through October. These actions by central bankers have resulted in equity prices being set, at the margin, by traders anticipating continued easy money.

Emerging markets, however, have not been aided by the stimulus programs of the developed economies. Emerging stock market returns have lagged 20% behind international markets in the last 12 months. Normally, at least in the last 10 years, Emerging Markets have outperformed the international markets, by 5% per year on average. Investors, however, have recently retreated from emerging stocks because slower growth in the developed world has reduced the demand for products from smaller countries. China in particular has suffered from slower growth expectations. In 2013, the Chinese stock market dropped 15% from the end of January to the end of June. While the easy money programs provided by central bankers in the developed markets have prevented stock markets from dropping drastically, they have resulted in little overall economic growth across the world.

In May, the Federal Reserve Bank in the U.S. communicated that they might begin a program of slowing – “tapering” – the aggressive securities purchasing program that has been in effect for a year. This hint of a slowdown in the stimulus program caused interest rates to rise 1% (as measured by the 10-year U.S. Bond yield) and stock markets around the world to stumble. International markets dropped 6% from May through June but then turned and increased as the prospect of tapering diminished and Draghi stepped forward to guarantee continued stimulus. From June through the end of October, international markets rose 15% as prospects for tighter money disappeared. Markets continue to be driven today by daily news items related to changes in the major central banks’ policies and continued prospects for recession or weak recovery.

Regions

Over the last year, the Japanese Yen has depreciated against the dollar by 18.5% while Japanese stocks rose by 34%. This made Japan the strongest performer of all major regions. Europe was the next strongest performer, rising 27.7% for the year. The portfolio was hurt by underweighting Japan as it rallied sharply in the first part of the year. Particularly, the stock selection in Japan was weak as we were underweighted in some of the large financial stocks which have performed very well under the stimulus program.

In Europe, Greece (up 75%) was by far the best performing single market. Spain was up 37% despite extremely high unemployment and weak GDP growth. The portfolio has had no holdings in Greece due to that country’s fragile economy,

American Independence Funds

high risk status and poor prospects for growth. The portfolio has also remained underweight in Spain, to the detriment of performance, due to recessionary risks in that economy.

Emerging Markets (up 6.5%) were weak, as noted, and trailed all regions with Asia Ex-Japan (up 14.5%) being the next weakest area. While emerging exposures were reduced from 10% to 5% over the year, the poor performance of these countries had a negative impact on performance.

Sectors

Over the year, the strongest sectors were Consumer Discretionary (up 42.3%), Telecommunications (up 34.3%) and Financials (up 28.4%). The weakest sectors were Energy (up 4.8%) and Materials (up 6.9%). The Materials and Energy sectors normally perform poorly when economic growth is expected to be subpar. Financial stocks were helped by the availability of cheap money.

The most defensive areas – Health Care (up 23.1%), Consumer Staples (up 17.2%) and Utilities (up 12.0%) – were all in the bottom half of sectors, as ranked by performance.

Positioning & Outlook

The Fund is positioned to favor value stocks with good profitability and quality characteristics relative to the benchmark. Value stocks have outperformed Growth stocks over the last 12 months. The portfolio is invested in stocks with lower Price to Sales, lower Price to Earnings and lower Price to Cash Flow than the MSCI EAFE benchmark.

While our tilts to growth factors are generally modest, we have positive leanings to stocks with higher ROE growth and ROA growth than the benchmark. Other factors in the Growth category that are overweighted relative to the MSCI EAFE benchmark include earnings growth and profit margin growth.

Profitability factors that are overweight include ROA and ROE. Interest coverage is a quality factor that the portfolio is overweight. Within the quality group of factors, the Fund owns stocks with lower debt than average.

As fears subsided over the year, the portfolio risk increased to equal that of the benchmark. Currently, the portfolio has a positive exposure to large capitalization stocks.

Stocks in the portfolio have better momentum in the 6-month and 12-month time frames.

The Fund is overweight in the Consumer Discretionary, Telecommunications and Health Care sectors when compared to the Index weights. The sectors that are underweight relative to the benchmark are Utilities and Staples.

The Fund is overweight in the Europe ex-UK region by 8.5% with a 3% overweight in Germany, the strongest performing economy in Europe. While emerging markets holdings have been reduced, we are overweight 5.2% vs. MSCI EAFE. Japan remains underweighted, and is currently 5.9% below the MSCI EAFE weight. Asia ex-Japan is 5.1% lower than the MSCI EAFE holdings.

Our outlook for the international equity markets is that they will be driven by the policy changes of central banks. We expect the global economy to continue its anemic growth. If this is the case, we anticipate continued monetary surplus and limit to the downside of equity performance results. Stock markets should remain less volatile than their long-term averages given these financial supports. We believe that larger companies with good profitability will be the best performers in a slow growth world with low interest rates.

In closing, we thank you for your confidence and loyalty.

Definitions:

Beta is the measure of a fund’s volatility in comparison to the market benchmark: a Beta of less than 1 indicates a fund is less volatile than the market, while a Beta of greater than 1 indicates a fund is more volatile than the market.

Price to Earnings Ratio is a ratio of a company’s share price to its earnings per share.

Price to Sales Ratio is a ratio for valuing a stock relative to its own past performance, other companies or the market itself.

Price to Cash Flow Ratio is a measure of the market’s expectations of a firm’s future financial health.

ROE, return on equity, is the amount of net income returned as a percentage of shareholders’ equity.

ROA, return on assets, is an indicator of how profitable a company is relative to its total assets.

Standard Deviation measures a fund’s performance volatility based on the spread of its returns around its average return.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Alpha Strategies Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	5 Year	10 Year
International Alpha Strategies Fund
Institutional Class Shares	20.30%	9.59%	7.27%
Class A Shares (1)	12.87%	7.74%	6.10%
MSCI EAFE Index	26.88%	11.99%	7.71%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares, of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond Fund (Institutional share class, the “Fund”) lost 2.43% for the six months ending October 31, 2013. For the twelve months ending October 31, 2013, the Fund was down 1.13%, while the Fund’s benchmark, the Barclays Capital 7 Year Municipal Bond Index, was down 0.32%. The latest fiscal year marked the first loss for the Fund in thirteen years. Over the Fund’s fiscal year, the average return for funds in the Lipper Other Single State Intermediate-Term Muni Bond category was -1.59% and the Barclays Capital Municipal Index lost 1.72%.

Five themes dominated the municipal bond markets over the course of the Fund’s fiscal year. The first was speculation by investors concerning the imminency and timing of any decision by the Federal Reserve (the “Fed”) to begin curtailing its various asset purchase programs (dubbed “Quantitative Easing”). The second revolved around who would likely succeed Ben Bernanke as chairman of the Fed and what the choice portends for the future course of monetary policy. The third was the health of the U.S. economy. The fourth was the ability of House Republicans, Senate Democrats and the Obama administration to craft a budget compromise that would simultaneously reduce the budget deficit without choking off the nascent economic recovery. And, the fifth was the underlying integrity of municipal finances.

The last theme was brought into stark relief by the decision of the city of Detroit to file for bankruptcy protection under Chapter 9 of the federal bankruptcy code. As expected, on December 3rd, the presiding judge granted the city’s petition. Detroit thus became the largest city to file for bankruptcy in modern U.S. history.

While none of these themes directly affected Kansas or Kansas municipal debt, they individually and collectively established the baseline for the markets determining the price of Kanas municipal securities. In particular, speculation regarding the Fed’s desire to begin selling its portfolio of Treasury and mortgage-backed securities acquired since the 2008 financial market crash (estimated at in excess of $3 trillion) drove interest rates higher during the Fund’s fiscal year. Over this period, the benchmark 10 Year Treasury Note yield rose from 1.72 to 2.57 percent. Bear in mind, as yields rise, bond prices decline. As a result, most intermediate- and long-term debt instruments — whether issued by the federal government, corporations or municipalities, such as the state of Kansas — experienced market losses.

Complicating matters is the transition underway at the Fed. At the end of January 2014, the current chairman Ben Bernanke will step down. It is likely the current vice chair, Janet Yellen, will be appointed to become the first chairwoman in the central bank’s history. The problem is her elevation creates yet another vacancy on the Board of Governors. There is already one vacancy since August caused by Elizabeth Duke’s resignation. In January 2014, Jerome Powell’s term expires, and Yellen’s nomination makes three — three of the six seats on the Board of Governors. The turnover could not occur at a worse time since it further complicates the market’s assessment of the likely future course of monetary policy. We believe Chairman Bernanke may have let the genie out of the bottle — when he broached the cessation of the central bank’s asset purchase program in May — because he knew his successor might confront a new board with different opinions on the efficacy of quantitative easing.

Periodic budget disputes between the House, Senate and the Obama administration have also complicated divining the future. The twin budget battles — first in January 2013 and then in October — probably have sapped the strength of a weak recovery. Certainly the sequester — the resolution of the January crisis — has done nothing to check unbridled entitlement spending. Our estimates suggest only the defense department has taken the necessity to cut expenditures seriously. Unfortunately for the electorate and the economy the entitlement fight has yet to be enjoined. When Democrats and Republicans finally face the hard realities of healthcare and social security spending beyond the nation’s means, the fight will be ugly, bitter and disruptive.

Despite the hoopla greeting recent employment situation reports, we do not believe the pace of growth warrants an end to the Fed’s stimulus. But we believe the Fed’s security purchasing spree, coupled with its program of paying interest on excess reserves held at the Fed by member banks, have created distortions and hazards, which suggest slowing the pace of its asset purchases might be appropriate. If the Fed acts to begin the process of terminating its asset purchase program, it will not be because the economy no longer needs a spur to quicken its pace.

A complicated environment created a complicated setting for your Fund. Despite the loss, we believe the Fund navigated these challenges and hazards reasonably well. While Kansas and its municipalities are in somewhat better fiscal health than Detroit, Puerto Rico (whose debt plummeted

American Independence Funds

in value during the last fiscal year as investors questioned the Commonwealth’s credit worthiness) or the clutch of California cities (Vallejo, Stockton and San Bernardino) filing for, in or returning from bankruptcy, changes in the state have also created challenges and opportunities for your Fund.

The most noteworthy development in Kansas was the passage of the 2014 budget and the actual implementation of lower tax rates effective January 1, 2013. Related to this new budget the State Government had to implement some adjustments in its spending patterns. Reductions in spending programs were met with resistance, but the various recipient governmental units, whether they are state agencies, universities, cities or counties, have adjusted. But the school districts have voiced their objection and have sued the State Government again for more financial support. The ‘schools vs. Kansas’ case is now awaiting the Kansas Supreme Court’s verdict.

Back in January after the reduction in income tax rates, the Fund continued to grow stemming from new shareholder money being invested in the Fund and it reached an all-time high of $322 million in assets in April. Shortly after that, tapering repercussions impacted the Fund as its NAV began to decline. Fixed income mutual funds including municipal bond funds started to see shareholder redemptions. The American Independence Kansas Tax-Exempt Bond Fund was not immune to these phenomena and over the next 6 months shareholder redemptions and the decline in the Fund’s NAV caused the Fund’s total assets to shrink to $240 million.

Faced with uncertainty the Fund remained adaptive. It grudgingly invested new funds at all-time low yields as funds flowed into the Fund from shareholders adding to their positions. The Fund resisted investing in a type of municipal bond that affords only banks special tax benefits. Bank Qualified (BQ) bond issues tend to yield about 25 basis points less in yield than normal non-BQ bonds. And since the shareholders of the Fund invest in the Fund for income and safety it made little sense to invest for less yield. These Bank Qualified bonds represented over 60% of the number of Kansas new bond deals coming to market. The Fund also resisted investing heavily in new Kansas school bonds because of the potential strain on individual school district finances from declining state aid.

We anticipate the year ahead will also pose its share of challenges and opportunities. Unfortunately investors are unlikely to see an end to turbulence in the fixed income market in 2014. Until the markets understand when and how the Fed will begin the process of slowing its security purchases, investors will be restive, pushing yields higher for no other reason than that is what they expect others to do. The economy is unlikely to build up a sufficient head of steam in 2014. Dramatically higher interest rates induced by nothing other than speculative fears regarding Fed policy are likely to become an impediment to growth. Our advice to our investors remains unchanged: do not let emotion cloud your judgment and keep your goals uppermost in your deliberations when contemplating a change to your portfolio.

In closing, we like to thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2003. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	(1.13%)	4.69%	3.61%
Class A Shares (1)	(5.70%)	3.39%	2.76%
Class C Shares (2)	(3.07%)	3.70%	2.58%
Barclays 7-Year Municipal Bond Index	(0.32%)	6.05%	4.59%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares and Class A shares of the Fund includes the performance of the predecessor fund’s Institutional Class shares and Class A shares, respectively, prior to the reorganization. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Strategic Income Fund Commentary

Jack Montgomery – Portfolio Manager

The American Independence Strategic Income Fund (Institutional share class, the “Fund”) returned 0.33% for the fiscal year ending October 31, 2013. Over the same period the Fund’s benchmark, the Barclays Capital 1-3 Year U.S. Aggregate Bond Index, returned 0.69%.

The primary impact on the Fund’s performance over the past year was the rise in interest rates that occurred from May to early September. While two-year Treasury yields rose only 2 basis points over the twelve months, three-year rates increased 19 basis points, and five-year yields climbed a much more significant 61 basis points. The Fund was negatively affected by the rise in interest rates, despite its slightly shorter duration policy, as it held some securities with maturities longer than three years where rate increases were larger. An additional negative factor was the Fund’s mortgage-backed securities holdings as that sector underperformed Treasuries by about 25 basis points for the year due to the rise in interest rates and subsequent slowdown in prepayment activity. The largest positive impact on the Fund’s performance was its overweight to corporate bonds as this sector outperformed equivalent duration Treasuries by 141 basis points for the year.

Corporate bonds and other risk assets performed well in the first half of the period as the European debt crisis continued to ease. Central bank monetary policies around the globe remained extremely accommodative, enabling credit markets to rally despite concerns about U.S. fiscal cliff negotiations, the impending debt ceiling debate, U.S. elections and a European recession. The Federal Reserve also remained highly accommodative, continuing to purchase approximately $85 billion of securities each month, and pledging to continue the program until the unemployment rate declined below 6.5% as long as projected inflation remained below 2.5%. As investors became more comfortable that central bank policy would support financial asset prices, risk assets continued to benefit. However, concern that some markets may be overheating continues to grow as high yield bonds, for example, have gained 133% from the lows of nearly five years ago, while domestic equities are 164% higher. Concerns over speculation and the potential misallocation of capital have led to a debate within the Federal Reserve regarding the risks and rewards of quantitative easing. In February, Fed Governor Jeremy Stein addressed some of those concerns in a paper titled, “Overheating in Credit Markets: Origins, Measurement, and Policy.”

These concerns led the Federal Reserve in late May to say that the $85 billion per month pace of Treasury and mortgage-backed security purchases could be scaled back if the economy continued to perform as they expected. This was a departure from prior language targeting a 6.5% unemployment level before any reduction in asset purchases, causing interest rates to rise and volatility to return to the markets. Subsequent comments by Chairman Bernanke at the June FOMC meeting caused rates to rise even further as the Federal Reserve laid out an explicit timetable for scaling back bond purchases beginning later this year and ending June 2014. While the Fed continued to maintain that policy decisions remain dependent on incoming economic data, the time table for ending asset purchases surprised the markets. Ten-year and thirty-year Treasuries reacted negatively as both yields soared approximately 100 basis points from their lows. Volatility continued during the summer and fall due to uncertainty surrounding the future of the Federal Reserve’s bond purchase program. After months of hints from the Federal Reserve that they would begin to moderate their monthly bond purchases, the Fed ultimately decided at their September meeting to do nothing, which surprised the markets again. As a result, Treasury yields fell rapidly as investors reassessed the timing of the Fed’s exit, and most risk assets, including equities, high yield bonds, and emerging markets, also began substantial recoveries.

The current environment of very low interest rates should continue for a while longer and, consequently, so will the continued search for yield by investors. Although the Fed is having an intense internal debate about their bond purchase program, it’s unlikely that purchases will be curtailed until 2014. The Fed is concerned over the negative effects of continued QE, such as the misallocation of capital and speculation in the credit markets, but their initial attempts at winding down the program caused so much market volatility that they felt compelled to delay any action. In addition, the budget and debt ceiling debates along with the government shutdown added to the uncertainty, further undermining confidence.

In closing, we like to thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Strategic Income Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2003. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	5 Year	10 Year
Strategic Income Fund
Institutional Class Shares	0.33%	2.14%	2.49%
Class A Shares (1)	(2.03%)	1.42%	2.03%
Barclays 1-3 Year U.S. Aggregate	0.69%	2.70%	3.07%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays Capital 1-3 Year Aggregate Index is an index of U.S. bonds with maturities of one to three years, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Core Plus Fund Commentary

David M. Dirk – Portfolio Manager

The American Independence Core Plus Fund (Institutional share class, the “Fund”) returned -0.25% for the fiscal year ending October 31, 2013. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned -1.08%. The Fund’s relative outperformance was due to a number of factors throughout the year.

In discussing the performance of the Fund, we like to focus on the application of multiple strategies or alpha-drivers: duration management, yield curve positioning, sector allocations, security selection and tactical trading opportunities.

Duration management has positively contributed to performance of the Fund relative to the Index. The period coinciding with the Fund’s fiscal year saw interest rates rise across the yield curve. The benchmark 10-Year Treasury Note yield increased to 2.56% (as of October 31, 2013) versus 1.69% one year ago. The defensive duration bias of the portfolio had a positive impact on performance, relative to the Index. Looking forward we look to take advantage on a more tactical basis of what we believe is a near term operative trading range of 2.5-3.0% on 10-year Treasuries.

Yield curve positioning has not been a significant contributor to returns over the past fiscal year. We continue to focus on the intermediate portion of the curve with a bulleted strategy in the 5-10 year range. The underweight at the long end of the curve helped performance, while the overweight in the intermediate portion of the curve offset these relative gains.

Sector allocation was a significant positive contributor to overall returns during the fiscal year. Our decision to underweight mortgages continued to benefit relative returns as mortgages continued to underperform. The overweight in corporates and in particular financials was particularly important as financials continued to lead the spread tightening in corporates. The allocation to high yield securities benefited returns as below investment grade bonds were one of the few sectors with a positive return over the last year.

Security selection has also been a positive contributor to relative returns. The overweight in corporates at the front end of the yield curve has allowed the portfolio to realize the extra income but avoid the majority of the volatility.

Lastly, tactical trades have been marginally positive to overall returns. One theme we have focused on throughout the year has been slight extension trades to the middle portion of the curve for the additional income and carry.

Market Review

In the first quarter 2013, we saw a prolonged period of low official rates, a world of “financial repression,” and the accompanying insatiable demand for yield, forcing investors to establish risk positions that were inconsistent with longer-term fundamentals. This excessive risk taking created imbalances and stretched valuations across risk markets. As investors took similar risks and more concentrated risk positions, fixed income markets became more vulnerable to downside risks and unforeseen events. In such a world of excessive valuations and crowded trades, return asymmetries became more skewed with limited upside and considerable downside. This downside was realized during the second quarter as interest rates rose, and credit and securitized sectors repriced to significantly lower levels following the Federal Reserve’s communications on expected monetary policy, indicating less downside risk to the economy and a likely tapering of the current QE program. Returns across the market were clearly negative, an unusually uncomfortable outcome for the bond investor.

During the third quarter, as investors became more comfortable with the Fed’s communications coupled with the new higher rates, spreads, and all-in yields, the risk markets began their grinding reversal. However, the Federal Open Market Committee delivered its late-quarter surprise, emphasizing a disappointing lack of momentum in the overall economy. The markets romanced this negative interpretation of the data and pressured risk markets. Added pressure was delivered by the growing uncertainty of a government shutdown and the upcoming resolution of the debt ceiling debates.

Early in the third quarter, we added to risk exposures at the margin to enhance income generation and capture more attractive valuations. At the same time, we continued to focus on downside risk management in an effort to protect portfolios against negative macro events. To accomplish both, we emphasized intermediates (3-7 years) in order to capture carry and roll; short-to-intermediate exposures in mid-grade corporate credit (BBB/BB/B-rated categories) to enhance yield while controlling spread volatility. Our positions allowed us to participate in the recovery of the major risk markets across the quarter, but mitigate the negative effects of the growing pressures late in the quarter. These relative low-volatility, income-oriented positions remain in place and should serve the portfolio well through year end.

American Independence Funds

We realize that 2013 has been a difficult year for fixed-income investors given the rare experience of negative absolute returns. Going forward, we will continue to focus on effectively managing risk in order to generate returns as opposed to “swinging for the fences” or attempting to “create” returns by overweighting strategies with skewed risk/reward profiles. To accomplish this, we focus on the application of our alpha-drivers: duration management, yield curve positioning, sector allocations, security selection and tactical trading opportunities. Our approach is more incremental in nature; no single strategy dominates in all environments and the full benefits are realized over time. During difficult environments in the past, this approach has generated both attractive absolute and relative returns given our patience, active approach, flexibility, and demonstrated risk management capabilities. We expect no less from the future.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Core Plus Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2003. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	5 Year	10 Year
Core Plus Fund
Institutional Class Shares	(0.25%)	6.43%	4.74%
Class A Shares (1)	(4.83%)	5.34%	4.09%
Barclays U.S. Aggregate Bond Index	(1.08%)	6.09%	4.78%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, and is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

Performance Review

The American Independence U.S. Inflation-Indexed Fund (Institutional Class shares, the “Fund”) returned -6.36% for the fiscal year ending October 31, 2013. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation-Linked Notes Index returned -6.39%. Asset returns were primarily affected by the dramatic rise in real yields in Q2 2013 following a rather unexpected change in the Fed’s stance on its asset purchase program.

In Q4 2012, we had taken the view that Treasury and mortgage-backed securities purchases by the Fed would continue through 2013, with tapering of purchases beginning in 2014, and policy rate increases beginning between mid-2015 and early 2016. Expecting a gradual rise in rates as the economy picked up steam, we positioned the portfolio to be underweight in duration, overweight in the 10-year sector vs 30-year sector on the real yield curve (10’s/30’s real yield curve steepened) and overweight in Breakeven Inflation (BEI). The trades performed well in the first quarter of 2013 with our curve positioning being the biggest contributor as the 10’s/30’s real yield curve steepened 20 basis points, allowing us to take profit on the position. Despite better than expected economic data since the beginning of the year, Fed rhetoric continued to be dovish for most part, with Chairman Bernanke indicating in as early as May that premature removal of accommodation could stall the recovery. However, in June, President Dudley (New York Fed) and Chairman Bernanke indicated that a reduction in asset purchases could, subject to data confirming the Federal Open Market Committee’s (“FOMC”) baseline forecast, commence as early as September, with asset purchases possibly ending by mid-2014. This significant change in guidance took many investors by surprise. The resulting market reaction saw the 10-year TIPS yield rise from approximately -0.66% at the beginning of May to around 0.45% by the end of Q2 2013. Benign realized inflation (headline CPI averaging approximately 1.5% year over year), partly due to a general decline in commodity prices, along with retail outflows in fixed income products exacerbated the sell-off in TIPS. Our short duration position was profitable in this environment, providing some cushion against capital losses in the asset class.

With the Fed having prepared the market for a possible early tapering of asset purchases and a backdrop of improving economic data in Q3 2013 (rising business confidence surveys along with a reasonable improvement in labor markets, non-farm payroll growth averaging approximately $185,000 per month since the start of the year), we positioned the portfolio for an expected tapering of asset purchases by the Fed in its September meeting. This was expressed through a 10’s/30’s nominal curve flattening position as well as an underweight in duration position. However, the FOMC surprised Treasury investors by declining to commence the drawdown in large scale asset purchases (“LSAP”), citing disappointing economic data over the inter-meeting period, tightening in financial conditions (widely understood to refer to higher mortgage rates) and fiscal risk (which ultimately proved to be prudent given the partial Government shutdown early in October).

This negatively affected our positioning in the portfolio. Notably, this was also the period when we got more clarity on the succession for the Fed Chairman post when Larry Summers announced his decision to withdraw from the race, making Janet Yellen the most probable choice.

Outlook

Looking into the next fiscal year, our view is that U.S. economic growth should accelerate from around 2.0% in 2013 to around 3.00-3.25% in 2014. This is a less ambitious forecast than we had earlier in the year, as the federal government shut-down and debt ceiling debacle probably damaged both consumer and business confidence, and a repeat performance in Q1 2014 is not impossible. Still, we believe household formation, employment gains, energy technology innovation and balance sheet repair are the key ingredients that should generate above-trend growth. At this point, we anticipate tapering to commence in March 2014, and LSAP purchases to be done by late 2014.

Even though Fed tapering has been delayed (not cancelled), they have outlined a framework for exit when the data improves sufficiently. TIPS yields remain expensive, but valuations have improved significantly from extremely overstretched 2012 levels. The 5-year forward real yields have marched from -0.25% in Q4 2012 to as high as 1.90% in September, and now sit at 1.30%. We believe forward TIPS yields will ultimately settle in a 1.75-2.25% range, and will not revisit 2012 levels. Also, the promise of an extended period of accommodation should support economic growth, and raise the odds of inflation (whether through excessive asset price reflation / policy mistake), or through a faster closing of the output gap. As a result, 10-year breakeven inflation rates should be supported, despite muted current inflation.

American Independence Funds

Derivatives Discussion

We use U.S. Treasury futures in managing duration, yield curve and breakeven inflation exposures for the portfolio. The notional exposure of futures is typically a small percentage of the Fund’s net assets.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2003. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	5 Year	10 Year
U.S. Inflation-Indexed Fund
Institutional Class Shares	(6.36%)	7.60%	5.59%
Class A Shares (1)	(10.76%)	6.29%	4.85%
Class C Shares (2)	(8.21%)	7.08%	5.34%
Premier Class Shares (3)	(6.05%)	N/A	N/A
Barclays U.S. Treasury Inflation-Linked Notes Index	(6.39%)	7.36%	5.23%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period April 2, 2013 (commencement of operations) through October 31, 2013.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays U.S. Treasury Inflation-Linked Notes Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Fusion Fund Commentary

Francis J. Ledwidge and Timothy D. Voake – Portfolio Managers

The American Independence Fusion Fund (Institutional Class shares, the “Fund”) returned 7.84% net for the fiscal year to October 31, 2013 and earned an additional third star in its Morningstar category ranking. Over this same period, the S&P 500 Index returned 27.18%. Equity valuations rose sharply with the median stock in the S&P 500 reaching levels that exceed even the height of the internet boom and with small cap valuations looking particularly extended.

The Fund outperformed alternative indices as a group; these trailed US equity markets, as bonds, metals and many emerging equity markets declined. Relative to the Lipper Indices for long short funds however, returns were below the average, as our stance was too cautious, particularly in the early part of calendar 2013.

With an average net delta adjusted exposure over the period of 44% we were clearly insufficiently exposed to the very strong bull market in equities, being too conservative waiting for a retracement after the extended run in Q1 2013. It was not until Bernanke’s tapering speech in late May that there was any kind of opportunity for hedges to work. Even then, sell-offs were relatively subdued in the only down months, June and August, as Fed governors rapidly backpedaled and urged markets to focus on the need for confirmatory economic events before they would take any action. The subsequent absence of action in September allied to the withdrawal of Larry Summers from the field of potential Bernanke replacements led to a further strong advance by equities to top off one of the best years of this century.

The advance in US equity markets has come despite a background of relatively subdued economic progress. Nominal growth in the economy has remained below 3.0%, suggesting US real growth has been around 1.5-2% at best depending on one’s view of the accuracy of the inflation indicators. However, if one looks at just the private sector, the advance has been more rapid as government spending relative to reasonably buoyant tax inflows, has been muted. In this context, sequestration may have been a success as it at least forced certain agencies to make choices. State and municipal revenues have also picked up as housing turnover and prices have risen while current expenditures are still somewhat tethered by the increased awareness of the potential liabilities associated with their pension plans. Moreover, if one looks at individual economic sectors, it is hard to pinpoint a catalyst for when these better trends will cease. Key domestic industries such as automobiles, housing, commercial real estate and materials all seem to be picking up steam or still offer some headroom. After a pause to adjust for low natural gas prices, the oil and gas industry also seems set for an improvement in 2014 as some of the larger explorers move away from deficit financing to being able to generate substantial free cash flow.

After a sluggish start to the fiscal year, the Fund’s individual equity positions did better than the market overall in calendar 2013, particularly our heavily weighted pharmaceutical and biotechnology allocation. We also invested successfully in some of the domestic oil and gas explorers in the early summer before they had a good run in the fall. Estimated Ultimate Reserves of both natural gas and oil in the Marcellus, Eagle Ford and Bakken have continued to rise. The main hesitation now comes from concerns as to whether US domestic oil prices may be trapped at artificially low levels (by global comparison) just as has been the case with natural gas for many years.

Gilead Sciences (GILD) was our top performing position, followed by AbbVie (ABBV), both driven by the likely potential for competing oral treatments for Hepatitis C, which given the prevalence of the disease, particularly in emerging markets, looks likely to be a significant boost for revenues at both companies in the future. A considerably smaller position, but also in our top ten contributors, was Stemline Therapeutics (STML), one of the most successful IPOs of this year, where the Fund was at one point amongst the top five mutual fund holders. Stemline has patents on two treatments; a brain cancer vaccine and a novel treatment for a rare bone cancer involving the targeting of the stem cells of the tumors themselves and thus attacking the very source of the cancer without the collateral damage caused by chemotherapy.

In the consumer discretionary area G-III Apparel (GIII) was also a strong contributor to performance. A position that we have held for some time, GIII is a sub licensee of Calvin Klein, primarily in the U.S. Having specialized originally in outerwear, it has expanded very successfully with Calvin Klein’s dresses and sportswear and now is developing further

American Independence Funds

into handbags, luggage and, most recently, swimwear, building on the strong relationships it has built up with PVH Corp, the Calvin Klein license holder, and major customers such as Macy’s.

Other than on index shorts and put options designed to protect the portfolio, losses in the portfolio were negligible with the exception of gold related positions, modest emerging market exposure to Brazil and Russia, and Apple. We were slow to cut back on our Apple stake in late 2012 and were presented with the same issues as many value managers, namely the conundrum of an inexpensive stock but with squeezed margins amidst increased and serious competition, particularly from Samsung. The result was a significant decline in the Apple share price, whilst the rest of the market rose, albeit the very public interest from David Einhorn and Carl Icahn sparked a strong rally for Apple in the quarter to end October.

We still suggest that, as stated last year, the Fund’s defensive but equity oriented characteristics have a compelling part to play in overall allocation.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Fusion Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 22, 2009. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2013	Annualized
	1 Year	Since Inception
Fusion Fund
Institutional Class Shares	7.84%	1.17%(2)
Class A Shares (1)	1.14%	1.81%(3)
S&P 500 Index	27.18%	14.82%(2)
Consumer Price Index	0.80%	2.85%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 22, 2009 (commencement of operations) through October 31, 2013.
(3)	For the period June 30, 2011 (commencement of operations) through October 31, 2013.
(4)	For the period December 31, 2009 through October 31, 2013.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry grouping.

The Consumer Price Index, or CPI, is a monthly measurement of inflation.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 91.3%
Business Services — 1.3%
Western Union Co. (The)	140,000	2,382,800

Consumer Discretionary — 14.7%
Abercrombie & Fitch Co., Class A	88,000	3,298,240
Apollo Group, Inc., Class A (a)	114,000	3,042,660
Carnival Corp. (b)	133,000	4,608,450
Foot Locker, Inc.	90,000	3,123,000
General Motors Co. (a)	150,000	5,542,500
Goodyear Tire & Rubber Co. (The)	80,000	1,678,400
Toll Brothers, Inc. (a)	115,000	3,781,200
Wausau Paper Corp.	90,709	1,061,295
		26,135,745
Consumer Staples — 2.8%
Diageo PLC - ADR (b)	13,500	1,722,465
Imperial Tobacco Group PLC - ADR (b)	43,100	3,232,069
		4,954,534
Energy — 17.5%
Chevron Corp.	44,000	5,278,240
Diamond Offshore Drilling, Inc.	48,000	2,972,640
Exxon Mobil Corp.	40,000	3,584,800
HollyFrontier Corp.	68,500	3,155,110
Occidental Petroleum Corp.	45,800	4,400,464
Peabody Energy Corp.	180,000	3,506,400
Schlumberger Ltd. (b)	37,000	3,467,640
Valero Energy Corp.	115,000	4,734,550
		31,099,844
Financials — 16.4%
Aflac, Inc.	85,000	5,523,300
American International Group, Inc.	83,000	4,286,950
Capital One Financial Corp.	40,000	2,746,800
Citigroup, Inc.	104,000	5,073,120
Goldman Sachs Group, Inc. (The)	10,500	1,689,030
ING US, Inc.	70,000	2,171,400
JPMorgan Chase & Co.	80,000	4,123,200
Travelers Cos., Inc. (The)	41,000	3,538,300
		29,152,100
Health Care — 11.9%
Aetna, Inc.	59,000	3,699,300
Cardinal Health, Inc.	65,000	3,812,900
DaVita HealthCare Partners, Inc. (a)	46,000	2,585,660
Intuitive Surgical, Inc. (a)	8,000	2,972,000
UnitedHealth Group, Inc.	26,000	1,774,760
Valeant Pharmaceuticals International, Inc. (a) (b)	28,500	3,013,020
WellPoint, Inc.	40,500	3,434,400
		21,292,040
Industrials — 9.5%
Chicago Bridge & Iron Co. NV (b)	50,000	3,704,500
General Electric Co.	200,000	5,228,000
Smith & Wesson Holding Corp. (a)	157,400	1,696,772
Trinity Industries, Inc.	90,000	4,556,700
URS Corp.	33,000	1,789,260
		16,975,232

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 91.3% (continued)
Information Technology — 15.5%
Cognizant Technology Solutions Corp., Class A (a)	36,000	3,129,480
Corning, Inc.	170,000	2,905,300
Intel Corp.	175,000	4,275,250
International Business Machines Corp.	29,000	5,197,090
Juniper Networks, Inc. (a)	169,000	3,150,160
Microsoft Corp.	90,000	3,181,500
Motorola Solutions, Inc.	37,000	2,313,240
Oracle Corp.	106,000	3,551,000
		27,703,020
Materials — 1.7%
Mosaic Co. (The)	65,000	2,980,250
Total Common Stocks (Cost $135,144,541)		162,675,565

Short-Term Investment — 10.6%
Money Market Fund — 10.6%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	18,785,135	18,785,135
Total Short-Term Investments (Cost $18,785,135)		18,785,135

Total Investments (Cost $153,929,676(d)) — 101.9%		$181,460,700

Liabilities in excess of other assets — (1.9)%		(3,435,701)

NET ASSETS — 100.0%		$178,024,999

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/13.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$162,675,565	$—	$—	$162,675,565
Short-Term Investments	18,785,135	—	—	18,785,135
Total Investments	$181,460,700	$—	$—	$181,460,700

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Risk-Managed Allocation Fund	October 31, 2013

Security Description	Shares	Value ($)
Investment Companies — 97.9%
iShares MSCI Emerging Markets Minimum Volatility ETF	14,164	853,381
iShares MSCI EMU ETF	27,174	1,080,982
iShares MSCI Europe Financials ETF	35,562	861,312
iShares MSCI Japan ETF	72,205	859,240
iShares MSCI Mexico Capped ETF	6,505	425,167
iShares MSCI United Kingdom ETF	17,500	356,125
iShares U.S. Healthcare ETF	4,858	538,121
iShares U.S. Real Estate ETF	9,743	644,694
iShares U.S. Technology ETF	13,203	1,086,607
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	10,129	1,074,383
PIMCO Total Return ETF	10,062	1,072,609
PowerShares Build America Bond Portfolio	15,519	431,428
SPDR S&P Oil & Gas Exploration & Production ETF	15,277	1,063,126
WisdomTree United Kingdom Hedged Equity Fund	9,000	243,540
Total Investment Companies (Cost $10,595,440)		10,590,715

Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	9,352	9,352
Total Short-Term Investments (Cost $9,352)		9,352

Total Investments (Cost $10,604,792(b)) — 98.0%		$10,600,067

Other assets in excess of liabilities — 2.0%		210,948

NET ASSETS — 100.0%		$10,811,015

(a)	Represents the 7 day yield at 10/31/13.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$10,590,715	$—	$—	$10,590,715
Short-Term Investments	9,352	—	—	9,352
Total Investments	$10,600,067	$—	$—	$10,600,067

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 98.3%
Australia — 5.5%
Australia & New Zealand Banking Group Ltd.	10,000	320,455
Coca-Cola Amatil, Ltd.	60,000	732,954
Commonwealth Bank of Australia	16,000	1,152,727
CSL, Ltd.	15,000	987,216
Iluka Resources Ltd.	25,000	243,845
		3,437,197
Austria — 0.8%
Erste Group Bank AG	8,000	282,490
Telekom Austria AG	30,000	247,431
		529,921
Belgium — 4.6%
Ageas	22,000	937,452
Anheuser-Busch InBev NV	5,500	572,730
Delhaize Group SA	5,000	319,909
KBC Groep NV	20,000	1,091,626
		2,921,717
Brazil — 1.3%
Cia Siderurgica Nacional SA	70,000	383,782
Suzano Papel e Celulose SA	100,000	408,383
		792,165
China — 1.5%
Bank of China Ltd., Class H	1,200,000	561,840
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	400,000	375,591
		937,431
Denmark — 2.1%
Coloplast A/S, Class B	13,000	848,769
Novo Nordisk A/S, Class B	2,800	466,471
		1,315,240
Finland — 0.7%
Sampo OYJ, Class A	10,000	474,307

France — 9.8%
AXA SA	30,000	750,408
Danone	9,000	668,271
Dassault Systemes SA	3,800	462,395
Eurazeo	7,000	530,329
LVMH Moet Hennessy Louis Vuitton SA	2,000	385,536
Renault SA	11,000	964,668
Sanofi	10,500	1,121,085
Total SA	15,000	923,022
Vinci SA	5,000	321,132
		6,126,846
Germany — 12.0%
Allianz SE	5,000	842,170
BASF SE	6,000	625,041
Bayerische Motoren Werke AG	6,000	681,403
Continental AG	2,500	458,639
Daimler AG	10,000	821,642
Deutsche Telekom AG	40,000	630,778
Fuchs Petrolub AG	9,000	613,091
Hannover Rueckversicherung AG	5,000	401,645
Henkel AG & Co. KGaA	6,000	555,383
Hugo Boss AG	5,000	652,801
SAP AG	6,000	471,941

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 98.3% (continued)
Germany — 12.0% (continued)
Siemens AG	6,000	768,189
		7,522,723
Hong Kong — 0.7%
China Mobile, Ltd.	40,000	419,961

Italy — 2.3%
Enel SpA	140,000	618,543
Exor SpA	21,200	841,256
		1,459,799
Japan — 15.0%
Astellas Pharma, Inc.	7,000	389,563
East Japan Railway Co.	16,000	1,387,830
Honda Motor Co., Ltd.	15,000	598,563
ITOCHU Corp.	30,000	360,208
Japan Retail Fund Investment Corp.	250	507,848
LIXIL Group Corp.	20,000	468,454
Mitsui & Co., Ltd.	40,000	570,788
Mizuho Financial Group, Inc.	200,000	417,898
Nippon Building Fund, Inc.	60	744,266
Nomura Holdings, Inc.	60,000	442,157
NTT DOCOMO, Inc.	66,000	1,049,434
Shin-Etsu Chemical Co., Ltd.	12,000	676,384
Sumitomo Corp.	60,000	779,737
Sumitomo Mitsui Financial Group, Inc.	10,000	480,583
Tokyo Electron Ltd.	10,000	547,345
		9,421,058
Malaysia — 0.4%
Malayan Banking Bhd	80,000	247,433

Netherlands — 5.5%
ASML Holding NV	7,000	665,362
Heineken NV	7,000	484,367
ING Groep NV (a)	110,000	1,403,113
Koninklijke KPN NV (a)	280,000	896,030
		3,448,872
Norway — 0.6%
Statoil ASA	15,000	355,594

South Africa — 1.6%
MTN Group Ltd.	30,000	598,291
Sasol Ltd.	8,000	410,094
		1,008,385
South Korea — 0.6%
Samsung Engineering Co., Ltd.	5,500	387,320

Spain — 0.6%
Ferrovial SA	20,000	381,865

Sweden — 2.6%
Hennes & Mauritz AB, Class B	12,000	519,232
Swedbank AB	44,000	1,149,109
		1,668,341

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 98.3% (continued)
Switzerland — 11.1%
Adecco SA	6,000	443,573
Credit Suisse Group AG	30,000	935,181
Lonza Group AG	9,000	805,985
Nestle SA	10,500	759,441
Novartis AG	5,000	388,969
Roche Holding AG	4,000	1,109,541
Syngenta AG	3,100	1,254,582
UBS AG	65,000	1,260,380
		6,957,652
Taiwan — 1.3%
CTBC Financial Holding Co., Ltd.	802,500	543,568
Yuanta Financial Holding Co., Ltd.	500,000	272,299
		815,867
United Kingdom — 17.7%
AstraZeneca PLC	10,000	531,651
BP PLC	150,000	1,163,319
British American Tobacco PLC	6,000	331,234
BT Group PLC	130,000	787,436
Bunzl PLC	20,000	442,481
Carnival PLC	31,000	1,107,712
Diageo PLC	19,500	622,534
GKN PLC	100,000	591,099
GlaxoSmithKline PLC	15,000	396,088
InterContinental Hotels Group PLC	10,000	291,934
Next PLC	16,000	1,399,743
Persimmon PLC	20,000	406,491
Rolls-Royce Holdings PLC	33,500	618,975
Royal Dutch Shell PLC, Class A	20,000	667,256
TUI Travel PLC	90,000	556,716
Vedanta Resources PLC	15,000	256,186
Vodafone Group PLC	260,000	937,821
		11,108,676
Total Common Stocks (Cost $54,389,541)		61,738,370

Short-Term Investment — 1.4%
Money Market Fund — 1.4%
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 0.01% (b)	859,724	859,724
Total Short-Term Investments (Cost $859,724)		859,724

Total Investments (Cost $55,249,265(c)) — 99.7%		$62,598,094

Other assets in excess of liabilities — 0.3%		176,403

NET ASSETS — 100.0%		$62,774,497

(a)	Non-income producing security.
(b)	Represents the 7 day yield at 10/31/13.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
REIT — Real Estate Investment Trust

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2013

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$61,738,370	$—	$—	$61,738,370
Short-Term Investments	859,724	—	—	859,724
Total Investments	$62,598,094	$—	$—	$62,598,094

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2%
Allen County Public Building Commission, Facilities, Revenue Bonds,
5.05%, 12/01/31, Callable 12/01/22	1,310,000	1,347,400
5.15%, 12/01/36, Callable 12/01/22	500,000	506,125
Bel Aire Public Building Commission, Facilities, Revenue Bonds, AMBAC, 4.25%, 2/01/36, Callable 2/01/15	830,000	815,990
Blue Valley Recreation Commission, COP, AGM, 3.85%, 10/01/14	500,000	514,930
Butler County Unified School District No. 394 Rose Hill, School District, GO UT, AGM, 3.50%, 9/01/24, Pre-refunded 9/01/14 @ 100	875,000	898,634
Butler County Unified School District No. 490 El Dorado, School District, GO UT, AGM,
5.00%, 9/01/23, Pre-refunded 9/01/15 @ 100	500,000	542,385
4.05%, 9/01/27, Callable 9/01/17	630,000	657,172
Butler County Unified School District No. 490 El Dorado, School District, GO UT, FSA,
5.00%, 9/01/24, Pre-refunded 9/01/15 @ 100	690,000	748,491
5.00%, 9/01/24, Pre-refunded 9/01/15 @ 100	395,000	428,484
Chisholm Creek Utility Authority, Water, Revenue Bonds, AGM,
2.63%, 9/01/28, Callable 9/01/20	260,000	220,750
3.00%, 9/01/32, Callable 9/01/20	315,000	261,916
Chisholm Creek Utility Authority, Water, Revenue Bonds, AMBAC, 4.25%, 9/01/29, Callable 9/01/17	300,000	293,220
City of Abilene, GO UT,
4.30%, 9/01/27, Callable 9/01/20	150,000	167,333
4.60%, 9/01/30, Callable 9/01/20	500,000	551,600
City of Beloit, Facilities, Revenue Bonds, 5.00%, 4/01/32, Callable 4/01/17	500,000	500,130
City of Burlington, Power, Revenue Bonds, XLCA, 4.65%, 9/01/35, Callable 9/01/15 †	2,305,000	2,322,887
City of Burlington, Revenue Bonds, 2.95%, 12/01/23, Callable 4/01/23 @ 101	1,000,000	946,290
City of Burlington, Utilities, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	1,195,000	1,203,532
City of Coffeyville, Power, Revenue Bonds, 4.20%, 6/01/23, Callable 6/01/17	100,000	99,142
City of Dodge City, Facilities, Revenue Bonds, AGM, 5.25%, 6/01/31, Callable 6/01/19	825,000	885,827
City of Dodge City, GO UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	864,576
City of Hays, Nursing Homes, Revenue Bonds, 4.25%, 10/01/32, Pre-refunded 10/01/16 @ 100	1,000,000	1,108,030
City of Hiawatha, GO UT, 4.60%, 10/01/26, Pre-refunded 10/01/14 @ 100	300,000	311,769
City of Junction City, GO UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,013,430
City of La Cygne, Power, Revenue Bonds, XLCA, 4.05%, 3/01/15	382,000	393,628
City of Lansing, GO UT, FSA, 4.45%, 9/01/22, Callable 9/01/17	395,000	422,302
City of Lawrence, Medical, Revenue Bonds, 5.25%, 7/01/21, Callable 7/01/16	610,000	646,521
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22, Callable 11/01/18	235,000	257,729
City of Leawood, GO UT, 4.20%, 9/01/23, Callable 9/01/17	565,000	604,262
City of Lenexa, GO UT, 4.00%, 9/01/25, Callable 9/01/14	480,000	487,584
City of Lindsborg, GO UT, 4.60%, 10/01/29, Callable 10/01/18	600,000	611,586
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26, Callable 8/01/16	1,000,000	1,063,300
City of Manhattan, GO UT,
4.50%, 11/01/17	400,000	454,780
3.25%, 11/01/20, Callable 11/01/19	350,000	367,903
2.13%, 11/01/26, Callable 11/01/22	205,000	170,052
4.10%, 11/01/26, Callable 11/01/18	415,000	435,808
City of Manhattan, Medical, Revenue Bonds, 5.00%, 11/15/29, Callable 11/15/22	615,000	638,985
City of Marion, GO UT, 3.75%, 9/01/34, Callable 9/01/22	250,000	205,988
City of McPherson KS Water System Revenue, Water, Revenue Bonds, 3.25%, 10/01/27, Callable 10/01/20	1,000,000	904,200
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,405,327
5.25%, 9/01/25, Callable 9/01/19	540,000	585,511
4.00%, 9/01/28, Callable 9/01/21	250,000	242,363
5.00%, 9/01/29, Callable 9/01/17	810,000	841,315
4.00%, 9/01/30, Callable 9/01/21	450,000	417,798
5.00%, 9/01/30, Callable 9/01/19	750,000	780,660
City of Olathe, Tax Allocation, 5.45%, 9/01/22, Callable 3/01/17	560,000	397,320

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2% (continued)
City of Ottawa, Education, Revenue Bonds, 5.00%, 4/15/25, Callable 4/15/19	1,510,000	1,629,124
City of Overland Park, GO UT,
3.00%, 9/01/17	735,000	798,350
5.00%, 9/01/19, Callable 12/02/13	630,000	631,783
City of Park City, GO UT, 5.38%, 12/01/25, Callable 12/01/19	500,000	544,595
City of Phillipsburg, Facilities, Revenue Bonds, 4.50%, 10/01/28, Callable 10/01/20	545,000	566,620
City of Pittsburg, Tax Allocation, 4.90%, 4/01/24, Callable 4/01/16	1,100,000	722,304
City of Roeland Park, Tax Allocation, 5.38%, 8/01/19, Callable 8/01/15	500,000	507,620
City of Salina, GO UT, 3.88%, 10/01/25, Callable 10/01/18	885,000	941,259
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20, Callable 4/01/16	460,000	485,351
5.00%, 10/01/23, Callable 4/01/16	570,000	595,034
City of Shawnee, GO UT, 4.00%, 12/01/25, Callable 12/01/19	370,000	398,919
City of Topeka KS Combined Utility Revenue, Utilities, Revenue Bonds,
4.00%, 8/01/26, Callable 8/01/21	2,600,000	2,674,906
3.50%, 8/01/27, Callable 8/01/21	2,250,000	2,211,300
3.38%, 8/01/32, Callable 8/01/20	1,335,000	1,163,199
3.50%, 8/01/33, Callable 8/01/20	2,285,000	2,004,905
City of Topeka, GO UT,
3.50%, 8/15/30, Callable 8/15/17	225,000	202,365
4.00%, 8/15/30, Callable 8/15/15	2,000,000	2,004,340
4.50%, 8/15/30, Callable 8/15/19	450,000	455,913
City of Topeka, Utilities, Revenue Bonds, 4.50%, 8/01/33, Callable 8/01/19	650,000	658,157
City of Wamego, Pollution, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	900,000	906,426
City of Wichita KS Water & Sewer Utility Revenue, Utilities, Revenue Bonds, 3.25%, 10/01/31, Callable 10/01/20	1,070,000	946,265
City of Wichita, GO UT,
4.00%, 6/01/23, Callable 6/01/17 @ 101	405,000	432,208
4.00%, 6/01/24, Callable 6/01/17 @ 101	180,000	191,326
4.00%, 6/01/24, Callable 6/01/16 @ 101	150,000	157,823
4.00%, 6/01/25, Callable 6/01/17 @ 101	820,000	865,518
4.00%, 6/01/26, Callable 6/01/20 @ 101	475,000	498,323
2.50%, 10/01/26, Callable 10/01/21	405,000	359,591
4.00%, 12/01/26, Callable 12/01/20	165,000	171,912
4.00%, 6/01/27, Callable 6/01/20 @ 101	780,000	810,779
2.50%, 10/01/27, Callable 10/01/21	1,335,000	1,157,632
4.00%, 12/01/29, Callable 12/01/20 @ 101	250,000	257,675
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/17	200,000	233,228
4.75%, 11/15/24, Pre-refunded 11/15/19 @ 100	810,000	962,717
5.25%, 11/15/24, Pre-refunded 11/15/19 @ 100	2,150,000	2,617,152
5.00%, 11/15/29, Pre-refunded 11/15/21 @ 100	3,070,000	3,719,489
City of Wichita, Nursing Homes, Revenue Bonds, 4.00%, 4/01/27, Pre-refunded 4/01/16 @ 100	680,000	738,371
City of Wichita, Utilities, Revenue Bonds,
5.00%, 10/01/25, Callable 10/01/21	1,000,000	1,137,540
5.00%, 10/01/28, Callable 10/01/21	2,650,000	2,932,013
City of Wichita, Water, Revenue Bonds, 5.00%, 10/01/39, Callable 10/01/19	1,000,000	1,045,680
City of Wichita, Water/Sewer, Revenue Bonds,
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,023,010
5.00%, 10/01/29, Callable 10/01/19	750,000	809,940
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,015,670
City of Wichita, Water/Sewer, Revenue Bonds, AGM, 5.00%, 10/01/32, Callable 10/01/17 @ 101	500,000	523,845
City of Wichita, Water/Sewer, Revenue Bonds, AMBAC, 5.13%, 10/01/29, Callable 10/01/15 @ 101	780,000	833,609
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE FGIC, 5.00%, 10/01/16, Callable 10/01/14	500,000	519,090
Cloud County Public Building Commission, Revenue Bonds, 4.10%, 10/15/32, Callable 10/15/22	225,000	213,604

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2% (continued)
Coffeyville Community College, Higher Education, Revenue Bonds, 5.05%, 10/01/25, Pre-refunded 10/01/15 @ 100	1,975,000	2,134,185
Colby Community College, Higher Education, COP, 5.00%, 8/01/31, Callable 8/01/16	250,000	250,933
Commonwealth of Puerto Rico, GO UT, AGM, 5.50%, 7/01/29	275,000	251,488
County of Cherokee, COP, NATL-RE FGIC, 5.00%, 12/01/21, Callable 12/01/15	1,170,000	1,235,988
County of Douglas, GO UT,
4.00%, 9/01/24, Callable 9/01/19	425,000	459,332
4.25%, 9/01/30, Callable 9/01/19	320,000	327,613
County of Franklin, COP, 4.75%, 9/01/21, Callable 12/02/13	750,000	750,840
County of Johnson, GO UT,
4.75%, 9/01/27, Callable 9/01/18	500,000	541,095
3.00%, 9/01/30, Callable 9/01/22	1,215,000	1,030,053
County of Scott, GO UT, 5.00%, 4/01/28, Callable 4/01/20	500,000	558,180
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA, 6.70%, 6/01/29 †	40,000	40,138
County of Sedgwick, GO UT, 4.20%, 8/01/25, Pre-refunded 8/01/15 @ 100	535,000	571,353
County of Sedgwick, Medical, Revenue Bonds,
5.00%, 8/01/25, Pre-refunded 8/01/15 @ 100	500,000	540,450
5.25%, 8/01/31, Pre-refunded 8/01/15 @ 100	500,000	542,615
County of Shawnee, COP,
5.00%, 9/01/22, Callable 9/01/15	1,640,000	1,710,750
5.00%, 9/01/23, Callable 9/01/15	1,840,000	1,916,360
County of Shawnee, GO UT, AGM, 5.00%, 9/01/19, Callable 9/01/15	700,000	737,765
Cowley County Unified School District No. 465 Winfield, School District, GO UT, NATL-RE, 5.25%, 10/01/15, Callable 12/02/13	50,000	50,161
Crawford County Public Building Commission, Revenue Bonds, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,498,743
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30, Callable 4/01/20	250,000	253,735
Douglas County Unified School District No. 348 Baldwin City, School District, GO UT, 5.00%, 9/01/30, Callable 9/01/19	1,405,000	1,461,706
Douglas County Unified School District No. 491 Eudora, School District, GO UT, AGM, 5.00%, 9/01/29, Callable 9/01/18	450,000	475,191
Franklin County Rural Water District No. 6, Water, Revenue Bonds, 4.00%, 5/01/27, Callable 5/01/17 @ 101	200,000	193,508
Franklin County Unified School District No. 290 Ottawa, School District, GO UT, 4.00%, 9/01/25	1,635,000	1,699,059
Geary County Unified School District No. 475, School District, GO UT, NATL-RE, 5.25%, 9/01/18, Callable 9/01/15	795,000	838,049
Harvey County Unified School District No. 373 Newton, School District, GO UT, FSA, 4.80%, 9/01/18, Callable 12/02/13	635,000	636,962
Harvey County Unified School District No. 373 Newton, School District, GO UT, NATL-RE, 5.00%, 9/01/22, Callable 9/01/18	1,700,000	1,872,380
Hoisington Public Building Corp., Medical, Revenue Bonds, AMBAC, 5.00%, 11/01/23, Callable 11/01/14	1,700,000	1,731,212
Hutchinson Community College & Area Vocational School, Higher Education, COP,
3.75%, 10/01/32, Callable 10/01/21	250,000	221,398
4.00%, 10/01/37, Callable 10/01/21	1,700,000	1,461,745
Johnson & Miami Counties Unified School District No. 230 Spring Hills, School District, GO UT, 5.25%, 9/01/29, Callable 9/01/21	1,500,000	1,656,585
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20, Callable 9/01/18	325,000	356,772
4.00%, 9/01/22, Callable 9/01/19	415,000	447,353
4.50%, 9/01/22, Callable 9/01/18	100,000	109,937
4.38%, 9/01/23, Callable 9/01/18	150,000	163,697
4.00%, 9/01/24, Callable 9/01/20	500,000	536,370
4.75%, 9/01/24, Callable 9/01/18	790,000	874,419
4.88%, 9/01/25, Callable 9/01/18	200,000	221,062
4.50%, 9/01/27, Callable 9/01/21	955,000	1,022,518

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2% (continued)
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, 4.00%, 10/01/31, Callable 10/01/22	1,000,000	920,520
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, AMBAC, 5.00%, 10/01/25, Callable 10/01/16	1,070,000	1,144,804
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, NATL-RE FGIC, 5.00%, 10/01/23, Callable 10/01/14	1,080,000	1,126,775
Johnson County Unified School District No. 232 De Soto, School District, GO UT, AGM,
5.25%, 9/01/20, Callable 9/01/15	1,325,000	1,434,206
5.25%, 9/01/23, Callable 9/01/15	1,000,000	1,079,570
Johnson County Unified School District No. 232 De Soto, School District, GO UT, NATL-RE, 5.00%, 3/01/15	600,000	637,266
Johnson County Unified School District No. 233 Olathe, School District, GO UT, NATL-RE FGIC, 5.50%, 9/01/14	325,000	339,144
Johnson County Water District No. 1, Water, Revenue Bonds,
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,529,510
4.50%, 7/01/22, Callable 1/01/20	500,000	562,785
3.50%, 1/01/27, Callable 1/01/20	475,000	477,603
3.25%, 12/01/30, Callable 12/01/17	3,615,000	3,290,228
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	695,000	765,410
4.00%, 10/01/20	250,000	269,038
4.00%, 11/01/27, Callable 11/01/19	765,000	783,008
3.00%, 8/01/28, Callable 8/01/20	1,000,000	883,140
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,219,092
3.25%, 5/01/29, Callable 5/01/20	1,000,000	897,760
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,209,535
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,597,675
3.13%, 8/01/31, Callable 8/01/20	500,000	422,145
Kansas Development Finance Authority, Facilities, Revenue Bonds, 5.00%, 10/01/22, Callable 10/01/15	1,140,000	1,210,452
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC, 5.25%, 10/01/17, Callable 12/02/13	135,000	135,343
Kansas Development Finance Authority, Facilities, Revenue Bonds, FGIC, 5.00%, 4/01/18, Pre-refunded 4/01/14 @ 101	130,000	133,838
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25, Callable 11/01/18	100,000	111,792
5.25%, 11/01/28, Callable 11/01/18	305,000	337,919
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.00%, 5/01/16, Callable 5/01/15	205,000	217,843
5.25%, 11/01/21, Callable 11/01/17	250,000	284,813
5.25%, 11/01/26, Callable 11/01/17	1,200,000	1,339,524
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE FGIC,
5.00%, 4/01/15	250,000	266,285
5.00%, 4/01/17, Partially Pre-Refunded 4/01/14 @ 101	595,000	612,689
5.00%, 4/01/18, Partially Pre-Refunded 4/01/14 @ 101	370,000	381,000
5.00%, 4/01/20, Partially Pre-Refunded 4/01/14 @ 101	515,000	530,311
Kansas Development Finance Authority, Revenue Bonds,
5.00%, 7/01/31, Callable 7/01/17	2,000,000	2,110,460
4.75%, 9/01/34, Callable 9/01/19	200,000	205,930
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
5.00%, 6/01/15, Callable 6/01/14	930,000	952,413
4.00%, 3/01/16	700,000	754,796
5.00%, 6/01/18, Callable 6/01/14	1,000,000	1,020,960
5.00%, 6/01/21, Callable 6/01/14	1,235,000	1,258,169
4.00%, 4/01/24, Callable 4/01/20	230,000	241,801

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2% (continued)
5.00%, 6/01/28, Callable 6/01/15	2,475,000	2,592,463
5.00%, 4/01/29, Callable 4/01/20	650,000	690,540
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC,
5.00%, 5/01/21, Callable 5/01/15	2,090,000	2,204,616
5.00%, 10/01/21, Callable 12/02/13 @ 102	205,000	209,541
Kansas Development Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 4.25%, 4/01/27, Callable 4/01/15	200,000	202,062
Kansas Development Finance Authority, Higher Education, Revenue Bonds, XLCA, 5.00%, 2/01/26, Callable 2/01/16	2,000,000	2,166,900
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,463,995
5.00%, 11/15/22, Callable 11/15/17	260,000	286,962
5.00%, 11/15/22, Callable 11/15/15	500,000	523,245
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,124,590
5.00%, 11/15/24, Callable 11/15/17	1,110,000	1,219,712
5.25%, 1/01/25, Callable 1/01/20	1,500,000	1,652,895
5.00%, 5/15/25, Callable 5/15/19	1,500,000	1,572,195
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,038,420
5.50%, 11/15/29, Callable 11/15/19	1,275,000	1,400,855
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,065,730
5.25%, 11/15/30, Callable 11/15/19	250,000	259,933
5.00%, 11/15/32, Callable 5/15/22	1,500,000	1,535,535
5.00%, 5/15/35, Callable 5/15/19	330,000	334,283
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE, 5.00%, 11/15/27, Callable 11/15/17	1,875,000	1,927,237
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/14	350,000	365,225
5.00%, 10/01/16	1,585,000	1,777,260
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,438,262
4.63%, 10/01/26, Callable 10/01/18	300,000	323,925
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE FGIC,
5.00%, 11/01/20, Callable 11/01/16	950,000	1,056,856
5.00%, 11/01/21, Callable 11/01/16	500,000	555,305
5.00%, 11/01/22, Callable 11/01/16	200,000	222,248
5.00%, 11/01/23, Callable 11/01/16	1,250,000	1,388,262
5.00%, 11/01/25, Callable 11/01/16	1,000,000	1,110,610
4.38%, 11/01/26, Callable 11/01/16	650,000	682,779
Kansas Development Finance Authority, Water, Revenue Bonds,
5.50%, 11/01/15	200,000	220,396
4.00%, 3/01/24, Callable 3/01/19	165,000	176,746
5.00%, 11/01/24, Pre-refunded 11/01/13 @ 100	1,000,000	1,000,000
4.00%, 3/01/27, Callable 3/01/19	775,000	799,722
5.00%, 11/01/28, Pre-refunded 11/01/13 @ 100	100,000	100,000
Kansas Power Pool, Power, Revenue Bonds,
3.00%, 8/01/23, Callable 8/01/21	250,000	224,353
5.00%, 12/01/31, Callable 12/01/20	1,000,000	972,140
Kansas Power Pool, Utilities, Revenue Bonds, 5.00%, 12/01/23, Callable 12/01/22	200,000	212,738
Kansas Rural Water Finance Authority, Water, Revenue Bonds,
3.75%, 9/01/30, Callable 3/01/21	250,000	219,850
4.10%, 9/01/34, Callable 3/01/21	270,000	240,087
Kansas State Department of Transportation, Transportation, Revenue Bonds,
5.00%, 3/01/20, Pre-refunded 3/01/14 @ 100	1,220,000	1,239,130
4.30%, 9/01/21, Callable 9/01/18	575,000	641,666
5.00%, 9/01/23, Callable 9/01/18	2,070,000	2,336,782
5.00%, 9/01/24, Callable 9/01/18	1,360,000	1,542,607

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2% (continued)
Kansas Turnpike Authority, Transportation, Revenue Bonds,
4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,044,900
3.00%, 9/01/27, Callable 9/01/20	1,000,000	896,230
Kansas Turnpike Authority, Transportation, Revenue Bonds, AGM, 5.00%, 9/01/20, Pre-refunded 9/01/14 @ 101	500,000	524,655
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29, Callable 11/01/19	375,000	390,536
Leavenworth County Unified School District No. 453, School District, GO UT, AGM,
5.25%, 9/01/23, Callable 9/01/19	500,000	566,520
4.75%, 3/01/25, Callable 9/01/19	535,000	582,267
Leavenworth County Unified School District No. 458, School District, GO UT,
5.25%, 9/01/28, Pre-refunded 9/01/19 @ 100	1,250,000	1,516,600
5.00%, 9/01/29, Pre-refunded 9/01/19 @ 100	395,000	473,743
5.00%, 9/01/30, Pre-refunded 9/01/19 @ 100	215,000	257,860
Leavenworth County Unified School District No. 464, School District, GO UT, NATL-RE, 5.00%, 9/01/25, Pre-refunded 9/01/15 @ 100	1,380,000	1,495,658
Leavenworth County Unified School District No. 464, School District, GO UT, NATL-RE FGIC, 4.10%, 9/01/25, Callable 9/01/17	405,000	424,395
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21, Callable 12/01/18	500,000	529,635
Maize Public Building Commission, Revenue Bonds, 5.20%, 5/01/31, Callable 5/01/16	1,000,000	1,029,350
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGC, 4.50%, 12/01/31, Callable 12/01/17	20,000	20,267
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGM, 4.63%, 12/01/38, Callable 12/01/17	820,000	824,051
Miami County Unified School District No. 367 Osawatomie, School District, GO UT, AGM, 5.00%, 9/01/25, Pre-refunded 9/01/15 @ 100	1,310,000	1,421,049
Miami County Unified School District No. 416 Louisburg, School District, GO UT, NATL-RE,
4.00%, 9/01/15	900,000	947,781
5.00%, 9/01/20, Pre-refunded 9/01/16 @ 100	1,235,000	1,388,683
Mitchell County Public Building Commission, Medical, Revenue Bonds, AGM, 4.50%, 3/01/28, Callable 3/01/18	430,000	448,847
Neosho County Unified School District No. 413, School District, GO UT, AGM, 4.00%, 9/01/32, Callable 9/01/23	1,000,000	955,280
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32, Callable 4/01/20	1,000,000	1,067,940
Pawnee County Public Building Commission, Medical, Revenue Bonds, 4.00%, 2/15/31, Callable 2/15/22	495,000	454,464
Pratt County Public Building Commission, Revenue Bonds,
3.13%, 12/01/28, Callable 12/01/17	1,180,000	1,024,771
3.25%, 12/01/32, Callable 12/01/17	1,150,000	958,628
3.50%, 12/01/32, Callable 12/01/17	2,000,000	1,730,380
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	932,550
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGC, 5.25%, 7/01/36	385,000	321,929
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGM, 5.50%, 7/01/22	630,000	627,379
Reno County Unified School District No. 308 Hutchinson, School District, GO UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,107,770
5.00%, 9/01/25, Pre-refunded 9/01/17	200,000	229,276
Rice County Unified School District No. 376 Sterling, School District, GO UT, AGM, 5.25%, 9/01/35, Callable 9/01/19	500,000	538,065
Rice County Unified School District No. 444, School District, GO UT, 5.08%, 9/01/14, Callable 12/02/13	170,000	170,539
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT,
5.00%, 9/01/23, Callable 9/01/19	1,000,000	1,154,560
5.00%, 9/01/27, Pre-refunded 9/01/18	1,350,000	1,578,582

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.2% (continued)
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 8/01/15, Pre-refunded 8/01/14 @ 100	500,000	514,170
5.00%, 8/01/23, Callable 8/01/18	390,000	437,752
5.00%, 8/01/24, Callable 8/01/18	100,000	111,863
4.13%, 8/01/26, Callable 8/01/16	500,000	518,940
5.25%, 8/01/26, Callable 8/01/18	180,000	201,217
5.25%, 8/01/28, Callable 8/01/18	800,000	886,760
Sedgwick County Unified School District No. 259 Wichita, School District, GO UT,
5.00%, 10/01/20, Callable 10/01/18	150,000	171,000
5.00%, 10/01/21, Callable 10/01/18	1,000,000	1,130,500
Sedgwick County Unified School District No. 261 Haysville, School District, GO UT, AGM,
4.00%, 11/01/13	500,000	500,000
5.00%, 11/01/19, Callable 11/01/17	1,000,000	1,112,030
5.00%, 11/01/23, Callable 11/01/17	200,000	215,244
Sedgwick County Unified School District No. 262 Valley Center, School District, GO UT, AGM, 5.00%, 9/01/24, Callable 9/01/18	745,000	809,659
Sedgwick County Unified School District No. 265 Goddard, School District, GO UT, AGC, 4.50%, 10/01/24, Callable 10/01/18	250,000	264,408
Sedgwick County Unified School District No. 266 Maize, School District, GO UT, NATL-RE, 5.00%, 9/01/19, Callable 9/01/17	500,000	550,075
Shawne County Unified School District No. 437 Auburn - Washburn, School District, GO UT,
3.95%, 9/01/27, Callable 9/01/20	795,000	846,309
3.95%, 9/01/28, Callable 9/01/20	825,000	870,911
Shawnee County Unified School District No. 450 Shawnee Heights, School District, GO UT, AGM, 4.25%, 9/01/21, Callable 9/01/15	580,000	594,819
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE, 5.00%, 6/01/27, Callable 6/01/18 @ 102	2,355,000	2,553,621
University of Kansas Hospital Authority, Medical, Revenue Bonds, 5.00%, 9/01/21, Callable 9/01/16	1,075,000	1,158,732
Wyandotte County Unified School District No. 204 Bonner Springs-Edwardsville, School District, GO UT, NATL-RE FGIC,
5.00%, 9/01/24, Pre-refunded 9/01/15 @ 100	530,000	574,928
5.00%, 9/01/24, Callable 9/01/15	470,000	491,902
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	885,600
Wyandotte County-Kansas City Unified Government Utility System Revenue, Utilities, Revenue Bonds, 5.00%, 9/01/32, Callable 9/01/22	1,090,000	1,146,277
Wyandotte County-Kansas City Unified Government, Facilities, GO UT, 4.00%, 8/01/31, Callable 8/01/22	930,000	929,953
Wyandotte County-Kansas City Unified Government, Facilities, Revenue Bonds, NATL-RE, 6.00%, 5/01/15, Callable 12/02/13	1,975,000	1,981,577
Wyandotte County-Kansas City Unified Government, GO UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,104,460
4.00%, 8/01/30, Callable 8/01/20	500,000	506,170
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	95,000	95,124
5.00%, 12/01/21, Callable 6/01/16	630,000	637,396
4.88%, 10/01/28, Callable 10/01/16	475,000	446,424
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds,
4.25%, 9/01/23, Callable 3/01/20	500,000	525,430
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,413,815
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, AGM, 5.00%, 9/01/24, Pre-refunded 9/01/14 @ 100	470,000	488,485
Total Municipal Bonds (Cost $232,052,083)		236,528,046

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2013

Security Description	Shares	Value ($)
Short-Term Investments — 1.9%
Money Market Fund — 1.9%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01% (a)	4,670,650	4,670,650
Total Short-Term Investments (Cost $4,670,650)		4,670,650

Total Investments (Cost $236,722,733(b)) — 99.1%		$241,198,696

Other assets in excess of liabilities — 0.9%		2,309,219

NET ASSETS — 100.0%		$243,507,915

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/13.
(a)	Represents the 7 day yield at 10/31/13.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
AGC — Assured Guaranty Corp.
AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by American Municipal Bond Assurance Corp.
COP — Certificate of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GNMA — Government National Mortgage Association
GO — General Obligation
NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)
UT — Unlimited Tax
XLCA — Insured by XL Capital Assurance

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$236,528,046	$—	$236,528,046
Short-Term Investments	4,670,650	—	—	4,670,650
Total Investments	$4,670,650	$236,528,046	$—	$241,198,696

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 17.6%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	601,428	601,351
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 5/15/17	625,000	623,891
American Express Credit Account Master Trust, Series 2012-4, Class A, 0.41%, 5/15/20, Demand Date 11/15/13 † (a)	850,000	846,149
ARI Fleet Lease Trust 2010-A, Series 2012-B, Class A, 0.47%, 1/15/21, Callable 9/15/15, Demand Date 11/15/13 † (a) (b)	581,395	580,802
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	360,000	358,755
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 9/20/18 (b)	785,000	784,282
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.73%, 3/25/27, Demand Date 11/25/13 † (a)	7,234	6,757
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 1.89%, 2/25/33, Callable 6/25/30 †	18,747	18,686
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.46%, 8/25/33, Demand Date 11/25/13 † (a)	10,737	9,743
SLM Student Loan Trust, Series 2011-2, Class A1, 0.77%, 11/25/27, Demand Date 11/25/13 † (a)	645,177	646,197
Total Asset-Backed Securities (Cost $4,489,543)		4,476,613

Collateralized Mortgage Obligations — 11.7%
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 2A1, 2.75%, 7/20/32, Callable 11/20/13 †	506	455
Freddie Mac REMICS,
Series 2611, Class HD, 5.00%, 5/15/23	210,259	231,806
Series 2649, Class FU, 0.72%, 7/15/33, Demand Date 11/15/13 † (a)	410,803	413,857
Series 3371, Class FA, 0.77%, 9/15/37, Demand Date 11/15/13 † (a)	1,000,107	1,005,814
Government National Mortgage Association,
Series 2006-42, Class B, 5.17%, 8/16/46 †	281,065	298,029
Series 2011-20, Class A, 1.88%, 4/16/32	144,573	145,379
Sequoia Mortgage Trust,
Series 2012-1, Class 2A1, 3.47%, 1/25/42, Callable 5/25/16 †	193,036	193,497
Series 2012-2, Class A2, 3.50%, 4/25/42 †	345,168	347,667
Series 2013-1, Class 1A1, 1.45%, 2/25/43, Callable 2/25/20	334,805	330,737
Total Collateralized Mortgage Obligations (Cost $2,963,341)		2,967,241

Commercial Mortgage-Backed Securities — 5.0%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, 5.42%, 5/15/36 †	855,379	861,841
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 8/15/46	409,943	411,715
Total Commercial Mortgage-Backed Securities (Cost $1,308,070)		1,273,556

Consumer Discretionary — 5.8%
General Motors Co., 3.50%, 10/02/18 (b)	175,000	179,375
H.J. Heinz Co., 3.25%, 3/26/19, Callable 6/07/14	224,438	225,439
Macy's Retail Holdings, Inc., 7.88%, 7/15/15	500,000	556,591
Time Warner Cable, Inc., 7.50%, 4/01/14	500,000	513,526
		1,474,931
Consumer Staples — 2.0%
Walgreen Co., 1.80%, 9/15/17	500,000	503,428

Energy — 5.9%
Enterprise Products Operating LLC, 3.20%, 2/01/16	400,000	419,784
Petrobras International Finance Co., 3.88%, 1/27/16 (c)	500,000	519,425
Petrohawk Energy Corp., 7.25%, 8/15/18, Callable 8/15/14	500,000	543,250
		1,482,459

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Corporate Bonds — 55.9% (continued)
Financials — 30.0%
American Express Credit Corp., 1.75%, 6/12/15	350,000	356,398
American International Group, Inc., 4.25%, 9/15/14	500,000	515,363
Bank of America Corp., 7.38%, 5/15/14	650,000	673,028
Bank of New York Mellon Corp. (The), 1.35%, 3/06/18, Callable 2/06/18	500,000	492,795
Berkshire Hathaway Finance Corp., 1.60%, 5/15/17	400,000	403,627
Canadian Imperial Bank of Commerce, 1.35%, 7/18/16 (c)	450,000	454,896
Capital One Financial Corp., 1.00%, 11/06/15	500,000	499,287
Caterpillar Financial Services Corp., 1.35%, 9/06/16	300,000	303,423
Citigroup, Inc., 1.75%, 5/01/18	500,000	492,203
Fifth Third Bank 1.45%, 2/28/18, Callable 1/28/18	300,000	294,967
Ford Motor Credit Co. LLC, 3.88%, 1/15/15	500,000	517,675
General Electric Capital Corp., 2.30%, 4/27/17	500,000	515,809
KE Export Leasing 2011-II LLC, 0.52%, 5/19/24, Demand Date 11/19/13 † (a)	489,812	488,969
PNC Bank NA, 1.30%, 10/03/16, Callable 9/03/16	300,000	302,240
Rio Tinto Finance USA PLC, 1.63%, 8/21/17, Callable 7/21/17 (c)	350,000	349,600
Wells Fargo & Co., 1.50%, 1/16/18	500,000	498,662
Westpac Banking Corp., 2.25%, 7/30/18 (c)	450,000	457,178
		7,616,120
Health Care — 4.2%
Mylan, Inc., 7.88%, 7/15/20, Callable 7/15/15 (b)	500,000	572,671
UnitedHealth Group, Inc., 0.85%, 10/15/15	500,000	502,295
		1,074,966
Information Technology — 2.5%
Hewlett-Packard Co., 3.00%, 9/15/16	600,000	621,324

Materials — 2.1%
Ball Corp., 7.38%, 9/01/19, Callable 9/01/14	500,000	542,500

Telecommunication Services — 3.4%
AT&T, Inc., 0.80%, 12/01/15	500,000	499,772
Verizon Communications, Inc., 2.00%, 9/14/18 †	330,000	351,569
		851,341
Total Corporate Bonds (Cost $14,055,074)		14,167,069

Taxable Municipal Bonds — 1.5%
Pennsylvania — 1.5%
Pennsylvania Higher Education Assistance Agency, 1.15%, 9/01/43, Callable 11/18/13 † (d)	400,000	372,555
Total Taxable Municipal Bonds (Cost $400,000)		372,555

U.S. Government Agency Pass-Through Securities — 8.3%
Federal National Mortgage Association — 2.2%
5.00%, Pool #981257, 5/01/23	287,000	309,299
4.50%, Pool #AL0802, 4/01/25	228,378	244,807
		554,106
Government National Mortgage Association — 6.1%
6.50%, Pool #781931, 5/15/35	1,061,919	1,227,205
6.00%, Pool #677226, 8/15/38	300,485	332,066
		1,559,271
Small Business Administration — 0.0% (e)
4.48%, Pool #502966, 5/25/15, Demand Date 1/1/14 † (a)	3,566	3,569
Total U.S. Government Agency Pass-Through Securities (Cost $2,083,278)		2,116,946

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2013

Security Description	Shares	Value ($)
Short-Term Investments — 0.9%
Money Market Fund — 0.9%
Dreyfus Treasury & Cash Management, Institutional Shares, 0.01% (f)	223,345	223,345
Total Short-Term Investments (Cost $223,345)		223,345

Total Investments (Cost $25,522,651(g)) — 100.9%		$25,597,325

Liabilities in excess of other assets — (0.9)%		(229,860)

NET ASSETS — 100.0%		$25,367,465

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/13.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the dated used to determine the average maturity for the Fund.

(b)
Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $2,475,885, or 9.8% of net assets.

(c)	Foreign security incorporated outside the United States.
(d)
Auction Rate Security (ARS) sold through a dutch auction at an interest rate that will clear the market at the lowest yield possible. Beginning in 2008, the auctions for these securities failed and there have been no successful auctions since that time.

(e)	Amount rounds to less than 0.05%.
(f)	Represents the 7 day yield at 10/31/13.
(g)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
REMIC — Real Estate Mortgage Investment Conduit

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,476,613	$—	$4,476,613
Collateralized Mortgage Obligations	—	2,967,241	—	2,967,241
Commercial Mortgage Backed Securities	—	1,273,556	—	1,273,556
Corporate Bonds	—	14,167,069	—	14,167,069
Taxable Municipal Bonds	—	372,555	—	372,555
U.S. Government Agencies	—	2,116,946	—	2,116,946
Short-Term Investments	223,345	—	—	223,345
Total Investments	$223,345	$25,373,980	$—	$25,597,325

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of October 31, 2012	$352,800
Change in unrealized appreciation	19,755
Change in valuation method from Level 3 to Level 2*	(372,555)
Balance as of October 31, 2013	$—

*Observable inputs were available at the end of the period, the issue was previously fair valued.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Collateralized Mortgage Obligations — 0.5%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.60%, 6/25/34, Callable 1/25/19 †	52,743	52,882
Fannie Mae REMICS,
Series 1994-77, Class FB, 1.67%, 4/25/24, Demand Date 11/25/13 † (a)	47,275	48,554
Series 2002-44, Class FJ, 1.17%, 4/25/32, Demand Date 11/25/13 † (a)	49,839	50,960
Series 2002-60, Class FV, 1.17%, 4/25/32, Demand Date 11/25/13 † (a)	36,068	36,790
Series 2002-66, Class FG, 1.17%, 9/25/32, Demand Date 11/25/13 † (a)	42,037	42,985
Series 2002-69, Class FA, 1.17%, 10/25/32, Demand Date 11/25/13 † (a)	36,332	37,068
Series 2003-106, Class FA, 1.07%, 11/25/33, Demand Date 11/25/13 † (a)	23,927	24,359
Series 2007-88, Class FW, 0.72%, 9/25/37, Demand Date 11/25/13 † (a)	36,788	37,028
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44, Callable 5/25/18	72,789	86,587
Freddie Mac REMICS, Series 1382, Class KA, 1.32%, 10/15/22, Callable 11/15/13 †	45,286	45,208
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.62%, 3/25/18, Callable 11/25/13 †	35,393	34,771
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.21%, 3/25/33, Callable 11/25/13 †	62,871	62,875
Total Collateralized Mortgage Obligations (Cost $548,244)		560,067

Commercial Mortgage-Backed Securities — 0.7%
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	320,000	352,613
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.75%, 6/10/46 †	200,000	219,238
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	170,000	174,757
Total Commercial Mortgage-Backed Securities (Cost $700,971)		746,608

Corporate Bonds — 48.1%
Consumer Discretionary — 7.4%
Constellation Brands, Inc., 7.25%, 5/15/17	910,000	1,063,563
Hanesbrands, Inc., 6.38%, 12/15/20, Callable 12/15/15	1,000,000	1,090,000
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20, Callable 4/15/15 (b)	725,000	703,250
Hertz Corp. (The), 6.75%, 4/15/19, Callable 4/15/15	975,000	1,056,656
Limited Brands, Inc., 6.63%, 4/01/21	860,000	950,300
Royal Caribbean Cruises, Ltd., 7.25%, 6/15/16 (c)	600,000	679,500
Royal Caribbean Cruises, Ltd., 6.88%, 12/01/13 (c)	400,000	400,918
Sally Holdings LLC / Sally Capital, Inc., 6.88%, 11/15/19, Callable 11/15/15	950,000	1,054,500
Yum! Brands, Inc., 6.25%, 3/15/18	825,000	970,486
		7,969,173
Consumer Staples — 1.5%
Avon Products, Inc., 5.75%, 3/01/18	950,000	1,058,548
CVS Caremark Corp., 5.75%, 6/01/17	500,000	573,712
		1,632,260
Energy — 6.0%
Denbury Resources, Inc., 8.25%, 2/15/20, Callable 2/15/15	850,000	939,250
Energy Transfer Partners LP, 4.15%, 10/01/20, Callable 8/01/20	550,000	571,680
Hercules Offshore, Inc., 7.13%, 4/01/17, Callable 4/01/14 (b)	850,000	909,500
Kinder Morgan Energy Partners LP, 6.00%, 2/01/17	850,000	966,527
Peabody Energy Corp., 7.38%, 11/01/16	925,000	1,045,250
Petrobras International Finance Co., 5.75%, 1/20/20 (c)	925,000	981,668
Tesoro Corp., 4.25%, 10/01/17, Callable 9/01/17	1,000,000	1,042,500
		6,456,375
Financials — 20.8%
American Express Credit Corp., 2.38%, 3/24/17	1,000,000	1,039,344
American International Group, Inc., 5.85%, 1/16/18	500,000	578,182
Bank of America Corp., 5.65%, 5/01/18	1,400,000	1,598,554
Bear Stearns Cos. LLC (The), 7.25%, 2/01/18	1,400,000	1,689,883

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Corporate Bonds — 48.1%
Financials — 20.8% (continued)
Berkshire Hathaway Finance Corp., 1.60%, 5/15/17	725,000	731,574
Boston Properties LP, 5.63%, 11/15/20, Callable 8/15/20	925,000	1,062,762
Citigroup, Inc., 6.13%, 5/15/18	1,100,000	1,282,201
First Horizon National Corp., 5.38%, 12/15/15	960,000	1,037,793
General Electric Capital Corp., 4.38%, 9/16/20	1,450,000	1,581,422
Goldman Sachs Group, Inc. (The), 6.25%, 9/01/17	1,185,000	1,371,955
HCP, Inc., 2.63%, 2/01/20, Callable 11/01/19	990,000	958,649
Health Care REIT, Inc., 4.70%, 9/15/17	870,000	952,909
International Lease Finance Corp., 5.75%, 5/15/16	575,000	615,969
Jefferies Group LLC, 5.13%, 4/13/18	975,000	1,053,987
Lazard Group LLC, 6.85%, 6/15/17	835,000	949,856
Morgan Stanley, 4.75%, 3/22/17	1,150,000	1,261,318
Principal Financial Group, Inc., 8.88%, 5/15/19	850,000	1,113,961
Prudential Financial, Inc., 5.38%, 6/21/20	935,000	1,067,640
Regions Financial Corp., 7.75%, 11/10/14	187,000	199,438
SLM Corp., 3.88%, 9/10/15	1,000,000	1,040,000
Wells Fargo & Co., 5.63%, 12/11/17	1,050,000	1,215,423
		22,402,820
Industrials — 0.9%
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	930,000	1,011,278

Information Technology — 0.7%
Hewlett-Packard Co., 3.00%, 9/15/16	750,000	776,654

Materials — 4.7%
Dow Chemical Co. (The), 8.55%, 5/15/19	840,000	1,088,455
LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 (c)	1,025,000	1,148,790
NOVA Chemicals Corp., 8.63%, 11/01/19, Callable 11/01/14 (c)	825,000	915,750
Rock-Tenn Co., 4.45%, 3/01/19	750,000	804,399
Vale Overseas, Ltd., 6.25%, 1/23/17 (c)	925,000	1,044,056
		5,001,450
Telecommunication Services — 4.1%
Crown Castle International Corp., 7.13%, 11/01/19, Callable 11/01/14	860,000	933,100
CSC Holdings LLC, 8.63%, 2/15/19	900,000	1,068,750
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/01/16	350,000	366,803
Time Warner Cable, Inc., 6.75%, 7/01/18	700,000	789,986
Verizon Communications, Inc., 4.50%, 9/15/20	1,100,000	1,192,389
		4,351,028
Utilities — 2.0%
Enterprise Products Operating LLC, 5.20%, 9/01/20	940,000	1,059,376
Exelon Generation Co. LLC, 6.20%, 10/01/17	900,000	1,033,421
		2,092,797
Total Corporate Bonds (Cost $50,634,202)		51,693,835

Mortgage Derivatives - IO STRIPS — 0.1%
Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37	191,046	29,335
Series 386, Class 2, 5.00%, 11/25/37	145,365	20,867
Total Mortgage Derivatives - IO STRIPS (Cost $131,268)		50,202

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 24.0%
Federal Home Loan Mortgage Corporation — 14.4%
1.00%, 9/29/17	1,500,000	1,496,389
3.75%, 3/27/19	2,665,000	2,957,668
6.00%, Pool #J01657, 4/01/21	52,976	57,894
2.38%, 1/13/22	975,000	957,579
4.50%, Pool #E02698, 6/01/25	617,702	653,851
3.00%, Pool #J19194, 5/01/27	2,043,310	2,119,436
2.39%, Pool #846367, 4/01/29, Demand Date 5/1/14 † (a)	7,045	7,501
6.50%, Pool #C00742, 4/01/29	224,666	255,848
7.50%, Pool #G01548, 7/01/32	59,849	73,361
6.00%, Pool #G04457, 5/01/38	170,246	185,827
5.00%, Pool #A89640, 11/01/39	972,089	1,056,656
5.50%, Pool #G05903, 3/01/40	552,085	603,141
4.50%, Pool #C03517, 9/01/40	953,379	1,019,693
3.50%, Pool #Q08998, 6/01/42	1,387,579	1,422,073
3.50%, Pool #Q11547, 9/01/42	2,491,789	2,553,732
		15,420,649
Federal National Mortgage Association — 8.4%
1.38%, 11/15/16	3,675,000	3,754,384
3.00%, Pool #AJ9355, 1/01/27	1,341,343	1,397,027
3.00%, Pool #AK6784, 3/01/27	1,108,821	1,154,909
4.50%, Pool #MA0776, 6/01/31	558,959	601,814
2.02%, Pool #708318, 6/01/33, Demand Date 12/1/13 † (a)	33,033	34,598
2.48%, Pool #759385, 1/01/34, Demand Date 12/1/13 † (a)	77,968	83,247
1.93%, Pool #776486, 3/01/34, Demand Date 3/1/14 † (a)	76,530	81,337
2.63%, Pool #791523, 7/01/34, Demand Date 1/1/14 † (a)	94,017	100,887
1.95%, Pool #810896, 1/01/35, Demand Date 1/1/14 † (a)	486,293	516,952
5.00%, Pool #735580, 6/01/35	510,812	555,877
5.50%, Pool #AD0110, 4/01/36	335,070	371,450
7.00%, Pool #979909, 5/01/38	79,953	92,188
6.00%, Pool #AD4941, 6/01/40	284,105	313,150
		9,057,820
Government National Mortgage Association — 1.2%
6.50%, Pool #455165, 7/15/28	218,483	245,273
6.25%, Pool #724720, 4/20/40	40,235	44,944
4.00%, Pool #4853, 11/20/40	976,136	1,043,714
		1,333,931
Total U.S. Government Agency Pass-Through Securities (Cost $25,555,207)		25,812,400

U.S. Treasury Obligations — 23.0%
U.S. Treasury Bonds — 3.9%
3.88%, 8/15/40	900,000	948,938
3.00%, 5/15/42	3,725,000	3,303,609
		4,252,547
U.S. Treasury Notes — 19.1%
2.75%, 2/15/19	4,215,000	4,502,969
2.63%, 11/15/20	4,600,000	4,811,494
2.13%, 8/15/21	4,675,000	4,668,427
1.63%, 8/15/22	2,125,000	1,996,504
1.75%, 5/15/23	4,855,000	4,535,065
		20,514,459
Total U.S. Treasury Obligations (Cost $25,000,771)		24,767,006

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2013

Security Description	Shares	Value ($)
Short-Term Investments — 2.7%
Money Market Fund — 2.7%
Federated Government Obligations Fund, Institutional Shares, 0.01% (d)	2,921,757	2,921,757
Total Short-Term Investments (Cost $2,921,757)		2,921,757

Total Investments (Cost $105,492,420(e)) — 99.1%		$106,551,875

Other assets in excess of liabilities — 0.9%		917,863

NET ASSETS — 100.0%		$107,469,738

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/13.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the date used to determine the average maturity for the fund.

(b)
Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $1,612,750, or 1.50% of net assets.

(c)	Foreign security incorporated outside the United States.
(d)	Represents the 7 day yield at 10/31/13.
(e)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
IO — Interest Only
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Separately Traded Registered Interest and Principal of Securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$560,067	$—	$560,067
Commercial Mortgage-Backed Securities	—	746,608	—	746,608
Corporate Bonds	—	51,693,835	—	51,693,835
Mortgage Derivatives - IO STRIPS	—	50,202	—	50,202
U.S. Government Agencies	—	25,812,400	—	25,812,400
U.S. Treasury Obligations	—	24,767,006	—	24,767,006
Short-Term Investments	2,921,757	—	—	2,921,757
Total Investments	$2,921,757	$103,630,118	$—	$106,551,875

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 99.5%
U.S. Treasury Inflation-Indexed Bonds — 32.1%
0.38%, 7/15/23	16,943,288	16,952,557
2.00%, 1/15/26	10,353,810	11,996,670
2.38%, 1/15/27	3,699,411	4,468,485
1.75%, 1/15/28	13,697,369	15,419,169
3.63%, 4/15/28	8,343,132	11,578,373
2.50%, 1/15/29	13,380,698	16,540,322
2.13%, 2/15/41	9,788,646	11,716,931
0.75%, 2/15/42	9,946,254	8,618,270
0.63%, 2/15/43	5,716,711	4,747,997
		102,038,774
U.S. Treasury Inflation-Indexed Notes — 67.4%
0.13%, 4/15/16	62,967,274	64,718,519
0.13%, 4/15/17	24,258,790	25,100,278
0.13%, 4/15/18	16,834,854	17,426,701
2.13%, 1/15/19	20,086,323	22,900,759
1.25%, 7/15/20	1,887,371	2,075,740
1.13%, 1/15/21	24,225,806	26,199,822
0.63%, 7/15/21	13,686,472	14,316,268
0.13%, 1/15/22	17,276,442	17,156,992
0.13%, 7/15/22	24,743,123	24,516,947
		214,412,026
Total U.S. Treasury Inflation-Indexed Securities (Cost $326,154,031)		316,450,800

	Shares
Short-Term Investments — 0.1%
Money Market Fund — 0.1%
Dreyfus Treasury & Cash Management, Institutional Shares, 0.01% (a)	71,802	71,082
Total Short-Term Investments (Cost $71,082)		71,082

Total Investments (Cost $326,225,113(b)) — 99.6%		$316,521,882

Segregated Cash with Brokers — 0.1%		530,000

Other assets in excess of liabilities — 0.3%		865,295

NET ASSETS — 100.0%		$317,917,177

(a)	Represents the 7 day yield at 10/31/13.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2013

Number of Contracts	Futures Contract	Notional Amount($)	Unrealized Appreciation/ (Depreciation)($)
Futures Contracts — (0.0)%
Futures Contracts Sold— (0.1)%
(28)	December 2013 Ultra Long Term U.S. Treasury Bond, expiration 12/19/13	(4,034,625)	(65,469)
(31)	December 2013 10-Year U.S. Treasury Note, expiration 12/19/13	(3,948,141)	4,844
(61)	December 2013 5-Year U.S. Treasury Note, expiration 12/19/13	(7,422,938)	(196,805)
(19)	December 2013 Long U.S. Treasury Bond, expiration 12/19/13	(2,561,438)	(10,562)
			(267,992)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Inflation-Indexed Securities	$—	$316,450,800	$—	$316,450,800
Short-Term Investments	71,082	—	—	71,082
Total Investments	$71,082	$316,450,800	$—	$316,521,882

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Sold	$(267,992)	$—	$—	$(267,992)
Total Other Financial Instruments	$(267,992)	$—	$—	$(267,992)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 53.7%
Consumer Discretionary — 5.1%
Comcast Corp., Class A	1,650	78,507
G-III Apparel Group, Ltd. (a)	700	39,704
Groupon, Inc. (a)	3,450	31,499
Macy's, Inc.	600	27,666
PVH Corp.	390	48,582
Sally Beauty Holdings, Inc. (a)	450	11,844
		237,802
Consumer Staples — 1.0%
Procter & Gamble Co. (The)	550	44,413

Energy — 10.1%
EOG Resources, Inc.	630	112,392
Helix Energy Solutions Group, Inc. (a)	1,300	30,758
Kinder Morgan, Inc.	1,900	67,089
Kodiak Oil & Gas Corp. (a)(b)	1,950	25,291
Oasis Petroleum, Inc. (a)	450	23,963
Rosetta Resources, Inc. (a)	550	32,967
Royal Dutch Shell PLC, Class A - ADR (b)	850	56,661
Schlumberger Ltd. (b)	1,300	121,836
		470,957
Financials — 6.8%
American International Group, Inc.	2,600	134,290
Hatteras Financial Corp.	650	11,830
JPMorgan Chase & Co.	1,950	100,503
PNC Financial Services Group, Inc.	450	33,088
U.S. Bancorp	950	35,492
		315,203
Health Care — 17.4%
Abbott Laboratories	2,550	93,202
AbbVie, Inc.	2,050	99,322
Advaxis, Inc. (a)	3,700	13,838
Alcobra Ltd. (a) (b)	2,500	40,850
Cancer Genetics, Inc. (a)	700	9,653
Celgene Corp. (a)	830	123,247
Gilead Sciences, Inc. (a)	1,550	110,034
Heat Biologics, Inc. (a)	2,100	19,005
Hospira, Inc. (a)	450	18,234
Illumina, Inc. (a)	700	65,457
Johnson & Johnson	1,500	138,915
Myriad Genetics, Inc. (a)	700	17,066
Pfizer, Inc.	1,150	35,282
Stemline Therapeutics, Inc. (a)	950	26,439
		810,544
Industrials — 0.8%
General Electric Co.	1,450	37,903

Information Technology — 8.0%
Apple, Inc.	230	120,140
Cognizant Technology Solutions Corp., Class A (a)	1,300	113,009
GT Advanced Technologies, Inc. (a)	2,400	18,000
Hewlett-Packard Co.	1,350	32,899
Intel Corp.	800	19,544
JDS Uniphase Corp. (a)	750	9,818

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2013

Security Description	Shares	Value ($)
Common Stocks — 53.7% (continued)
Information Technology — 8.0% (continued)
Microsoft Corp.	1,700	60,095
		373,505
Materials — 1.2%
Agnico-Eagle Mines, Ltd. (b)	700	20,671
Freeport-McMoRan Copper & Gold, Inc.	1,000	36,760
		57,431
Telecommunication Services — 2.9%
Verizon Communications, Inc.	1,250	63,138
Vodafone Group PLC - ADR (b)	1,900	69,958
		133,096
Utilities — 0.4%
CenterPoint Energy, Inc.	650	15,990
Total Common Stocks (Cost $1,950,023)		2,496,844

Equity Options — 0.2%
Call Option — 0.0% (c)
Currency Shares Japanese Yen Trust 11/16/13, Exercise Price $101.00 (a)	6	126

Put Options — 0.2%
iShares Biotechnology ETF 11/16/13, Exercise Price $205.00 (a)	5	1,950
iShares Russell 2000 ETF 11/08/13, Exercise Price $110.00 (a)	13	1,677
SPDR S&P 500 ETF Trust 11/08/13, Exercise Price $175.00 (a)	12	924
SPDR S&P 500 ETF Trust 11/29/13, Exercise Price $174.50 (a)	12	1,896
SPDR Oil & Gas Exploration & Production ETF 11/16/13, Exercise Price $72.00 (a)	5	1,165
SPDR Oil & Gas Exploration & Production ETF 12/21/13, Exercise Price $68.00 (a)	9	1,791
		9,403
Total Equity Options (Cost $8,235)		9,529

Investment Companies — 3.3%
iShares MSCI Brazil Index Fund ETF	500	25,075
Market Vectors Brazil Small-Cap ETF	700	22,841
Market Vectors Russia ETF	800	23,336
SPDR Gold Trust (a)	420	53,651
Templeton Russia and East European Fund, Inc.	1,850	28,268
Total Investment Companies (Cost $168,452)		153,171

Preferred Stocks — 2.8%
Financials — 2.8%
Annaly Capital Management, Inc.	5,450	130,255
Total Preferred Stocks (Cost $136,979)		130,255

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2013

Security Description	Principal ($)	Value ($)
Short-Term Investments — 41.6%
Money Market Funds — 41.6%
Dreyfus Government Cash Management, Institutional Shares, 0.01% (d)	125,906	125,906
Dreyfus Treasury & Cash Management, Institutional Shares, 0.01% (d)	1,807,373	1,807,373
Total Short-Term Investments (Cost $1,933,279)		1,933,279

Total Investments (Cost $4,196,968(e)) — 101.6%		$4,723,078

Segregated Cash With Brokers — 6.3%		295,122

Total Securities Sold Short (Proceeds ($399,989)) — (9.1)%		(424,899)

Other assets in excess of liabilities — 1.2%		54,532

NET ASSETS — 100.0%		$4,647,833

SECURITIES SOLD SHORT:
Common Stocks — (0.6)%
Consumer Discretionary — (0.4)%
Amazon.com, Inc. (a)	(50)	(18,201)

Information Technology — (0.2)%
Salesforce.com, Inc. (a)	(200)	(10,672)
Total Common Stocks (Proceeds $(22,814))		(28,873)

Investment Companies — (8.5)%
iShares Nasdaq Biotechnology ETF	(400)	(82,048)
iShares Russell 2000 Index Fund ETF	(700)	(76,461)
SPDR S&P 500 ETF Trust	(900)	(158,157)
SPDR S&P Oil & Gas Exploration & Production ETF	(550)	(38,275)
SPDR S&P Regional Banking ETF	(1,100)	(41,085)
Total Investment Companies (Proceeds $(377,175))		(396,026)

Total Securities Sold Short (Proceeds $(399,989)) — (9.1)%		$(424,899)

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Rounds to less than 0.05%.
(d)	Represents the 7 day yield at 10/31/13.
(e)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2013

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Long Positions
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,496,844	$—	$—	$2,496,844
Equity Options	9,529	—	—	9,529
Investment Companies	153,171	—	—	153,171
Preferred Stock	130,255	—	—	130,255
Short-Term Investments	1,933,279	—	—	1,933,279
Total Investments	$4,723,078	$—	$—	$4,723,078

Short Positions
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$(28,873)	$—	$—	$(28,873)
Investment Companies	(396,026)	—	—	(396,026)
Total Investments	$(424,899)	$—	$—	$(424,899)

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
October 31, 2013

	Stock Fund	Risk- Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Assets
Investments, at cost	$153,929,676	$10,604,792	$55,249,265	$236,722,733
Investments, at value	$181,460,700	$10,600,067	$62,598,094	$241,198,696
Interest and dividends receivable	13,508	6,115	132,225	2,828,286
Receivable for capital shares issued	223,578	7,126,750	24,361	261,696
Receivable for investments sold	8,126,559	—	—	—
Reclaims receivable	17,984	—	102,548	—
Receivable from Investment Adviser	—	22,062	—	—
Prepaid expenses	23,020	594	7,646	36,767
Total assets	$189,865,349	$17,755,588	$62,864,874	$244,325,445

Liabilities
Distributions payable	$—	$—	$—	$619,965
Payable for investments purchased	11,581,218	6,931,430	—	—
Payable for capital shares redeemed	47,389	—	9,678	54,199
Accrued expenses and other payables:
Investment advisory	60,336	—	30,714	41,329
Administration	28,535	359	16,272	43,435
Distribution and Service	64,648	939	241	3,265
Fund Accounting	3,366	4,334	3,962	9,069
Trustees	267	94	124	432
Other	54,591	7,417	29,386	45,836
Total liabilities	11,840,350	6,944,573	90,377	817,530
Net Assets	$178,024,999	$10,811,015	$62,774,497	$243,507,915

Composition of Net Assets
Capital	$121,174,450	$10,826,705	$52,549,837	$239,309,010
Accumulated (distributions in excess of) net investment income	662,821	5,442	1,522,774	74,638
Accumulated net realized gains (losses) from investment transactions	28,656,704	(16,407)	1,350,551	(351,696)
Net unrealized appreciation (depreciation)	27,531,024	(4,725)	7,351,335	4,475,963
Net Assets	$178,024,999	$10,811,015	$62,774,497	$243,507,915

Net Assets By Share Class
Institutional Class Shares	$150,730,638	$6,933,722	$62,560,582	$232,502,379
Class A Shares	18,592,485	3,876,276	213,915	9,815,499
Class C Shares	8,701,876	1,017	—	1,190,037
Net Assets	$178,024,999	$10,811,015	$62,774,497	$243,507,915

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	9,276,766	681,280	4,815,200	21,529,314
Class A Shares	1,158,851	380,899	16,696	908,718
Class C Shares	536,346	100	—	110,186

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$16.25	$10.18	$12.99	$10.80
Class A Shares	$16.04	$10.18	$12.81	$10.80
Class C Shares*	$16.22	$10.17	$—	$10.80

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	4.25%
Class C Shares**	1.00%	1.00%	N/A	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$17.02	$10.80	$13.59	$11.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2013

	Strategic Income Fund	Core Plus Fund	U.S. Inflation-Indexed Fund	Fusion Fund
Assets
Investments, at cost	$25,522,651	$105,492,420	$326,225,113	$4,188,733
Investments, at value	$25,597,325	$106,551,875	$316,521,882	$4,713,549
Options, at value (cost at $8,235)	—	—	—	9,529
Cash	—	633,843	—	4,308
Collateral held at broker	—	—	530,000	295,122
Interest and dividends receivable	131,677	1,045,705	618,990	3,184
Receivable for capital shares issued	2,865	286,086	93,087	72
Receivable for investments sold	—	—	811,817	90,495
Receivable from Investment Adviser	1,020	—	18,292	—
Variation margin (See Note 8)	—	—	21,265	—
Prepaid expenses	9,673	9,317	48,211	394
Total assets	$25,742,560	$108,526,826	$318,663,544	$5,116,653

Liabilities
Securities sold short at value (proceeds of $399,989)	$—	$—	$—	$424,899
Distributions payable	21,764	82,317	—	—
Payable for investments purchased	—	915,133	—	4,308
Payable for capital shares redeemed	313,474	4,835	621,777	6,620
Accrued expenses and other payables:
Investment advisory	—	3,740	—	6,278
Administration	11,900	14,324	37,268	752
Distribution and Service	—	499	28,998	555
Fund Accounting	4,185	4,069	4,995	2,688
Trustees	86	110	508	102
Other	23,686	32,061	52,821	22,618
Total liabilities	375,095	1,057,088	746,367	468,820
Net Assets	$25,367,465	$107,469,738	$317,917,177	$4,647,833

Composition of Net Assets
Capital	$34,563,786	$106,277,625	$331,123,426	$4,686,549
Accumulated (distributions in excess of) net investment income	169,183	3,241	282,347	(32,041)
Accumulated net realized gains (losses) from investment transactions	(9,440,178)	129,417	(3,517,373)	(507,875)
Net unrealized appreciation (depreciation)	74,674	1,059,455	(9,971,223)	501,200
Net Assets	$25,367,465	$107,469,738	$317,917,177	$4,647,833

Net Assets By Share Class
Institutional Class Shares	$25,034,300	$106,046,753	$296,810,047	$3,502,045
Premier Class Shares	—	—	12,479	—
Class A Shares	333,165	1,422,985	18,888,009	1,145,788
Class C Shares	—	—	2,206,642	—
Net Assets	$25,367,465	$107,469,738	$317,917,177	$4,647,833

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	2,477,258	9,712,198	28,236,426	156,303
Premier Class Shares	—	—	1,187	—
Class A Shares	32,994	129,393	1,792,643	51,776
Class C Shares	—	—	212,775	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.11	$10.92	$10.51	$22.41
Premier Class Shares	$—	$—	$10.51	$—
Class A Shares	$10.10	$11.00	$10.54	$22.13
Class C Shares*	$—	$—	$10.37	$—

Maximum Sales Charge
Class A Shares	2.25%	4.25%	4.25%	5.75%
Class C Shares**	N/A	N/A	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.33	$11.49	$11.01	$23.48

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2013

	Stock Fund	Risk- Managed Allocation Fund*	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Investment Income:
Dividend	$3,118,812	$7,955	$2,137,196	$6,216
Interest	—	—	—	11,029,096
Foreign tax withholding	(107,568)	—	(207,807)	—
Total Investment Income	3,011,244	7,955	1,929,389	11,035,312

Expenses:
Investment advisory	1,646,951	2,269	463,015	899,382
Administration	205,869	378	71,453	374,743
Distribution - Class A Shares	44,157	657	370	25,838
Distribution - Class C Shares	65,267	—	—	14,345
Service - Class A Shares	44,157	657	370	25,838
Service - Class C Shares	21,756	1	—	4,782
Accounting	41,766	5,235	48,925	107,123
Audit expenses	22,516	13,782	23,693	27,220
Compliance services	16,827	629	10,577	24,943
Custodian	33,296	171	49,006	59,450
Legal expenses	24,391	55	8,343	43,935
Shareholder Reporting	16,478	455	4,910	4,789
State registration expenses	32,574	7,335	12,229	20,758
Transfer Agent	227,519	3,672	20,317	31,515
Trustees	15,361	94	3,518	29,308
Insurance	10,613	57	3,541	20,382
Other	12,793	651	25,866	13,910
Total expenses before fee reductions	2,482,291	36,098	746,133	1,728,261
Expenses reduced by:Adviser	(396,489)	(32,376)	(202,350)	(218,447)
Distributor	(31,176)	—	—	(11,368)
Net Expenses	2,054,626	3,722	543,783	1,498,446

Net Investment Income (Loss)	956,618	4,233	1,385,606	9,536,866

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	28,933,521	(16,408)	4,961,125	485,069
Net realized gains (losses) from foreign currency transactions	—	—	(162,194)	—
Net change in unrealized appreciation/depreciation from investments	9,793,284	(4,725)	4,492,422	(14,176,871)
Net change in unrealized appreciation/depreciation from foreign currency translation	—	—	(4,010)	—
Net realized and unrealized gains (losses)	38,726,805	(21,133)	9,287,343	(13,691,802)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,683,423	$(16,900)	$10,672,949	$(4,154,936)

*	For the period from September 20, 2013 (commencement of operations) to October 31, 2013.

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2013

	Strategic Income Fund	Core Plus Fund	U.S. Inflation-Indexed Fund	Fusion Fund
Investment Income:
Dividend	$901	$234	$3,689	$88,832
Interest	742,572	2,136,782	2,921,002	—
Foreign tax withholding	—	—	—	(1,180)
Total Investment Income	743,473	2,137,016	2,924,691	87,652

Expenses:
Investment advisory	282,284	306,237	1,440,385	83,030
Administration	88,214	95,699	450,120	7,413
Distribution - Class A Shares	432	3,575	57,573	2,380
Distribution - Class C Shares	—	—	41,946	—
Service - Class A Shares	432	3,575	57,573	2,380
Service - Class C Shares	—	—	13,982	—
Service - Premier Class Shares	—	—	8	—
Accounting	51,730	49,304	60,445	32,502
Audit expenses	22,256	24,301	25,853	18,110
Compliance services	11,411	11,709	28,510	8,892
Custodian	11,533	15,857	42,813	5,786
Legal expenses	10,127	11,354	51,978	641
Shareholder Reporting	1,891	2,524	18,878	2,534
State registration expenses	13,364	12,148	43,197	9,605
Transfer Agent	16,305	17,285	202,205	38,278
Trustees	7,151	5,175	34,913	167
Insurance	4,431	4,407	25,760	21
Dividend expense on securities sold short	—	—	—	12,749
Interest expense on securities sold short	—	—	—	7,512
Other	4,514	5,667	17,871	4,707
Total expenses before fee reductions	526,075	568,817	2,614,010	236,707
Expenses reduced by:Adviser	(208,334)	(241,358)	(1,292,166)	(99,002)
Distributor	(432)	(2,145)	(11,515)	—
Net Expenses	317,309	325,314	1,310,329	137,705

Net Investment Income (Loss)	426,164	1,811,702	1,614,362	(50,053)

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	(561,029)	330,333	(3,723,777)	249,872
Net realized gain (loss) from securities sold short transactions	—	—	—	(152,946)
Net realized gains from futures contracts	—	—	1,663,205	—
Net realized gains (losses) from options transactions	—	—	—	(55,869)
Net change in unrealized appreciation/depreciation from investments	209,206	(1,937,633)	(23,365,271)	426,096
Net change in unrealized appreciation/depreciation from securities sold short	—	—	—	(23,197)
Net change in unrealized appreciation/depreciation from options contracts	—	—	—	3,460
Net change in unrealized appreciation/depreciation from futures contracts	—	—	(202,655)	—
Net change in unrealized appreciation/depreciation from foreign currency translation	—	—	—	—
Net realized and unrealized gains (losses)	(351,823)	(1,607,300)	(25,628,498)	447,416

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,341	$204,402	$(24,014,136)	$397,363

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		Risk-Managed Allocation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013*
Investment Operations:
Net investment income (loss)	$956,618	$887,746	$4,233
Net realized gains (losses)	28,933,521	21,680,755	(16,408)
Net change in unrealized appreciation/depreciation	9,793,284	(5,291,935)	(4,725)
Net increase (decrease) in net assets resulting from operations	39,683,423	17,276,566	(16,900)

Distributions:
From net investment income:
Institutional Class Shares	(688,157)	(574,839)	—
Class A Shares	(84,101)	(34,205)	—
Class C Shares	(31,472)	—	—
From net realized gains:
Institutional Class Shares	(17,811,513)	(1,589,606)	—
Class A Shares	(2,451,031)	(280,972)	—
Class C Shares	(1,174,912)	(147,021)	—
Decrease in net assets from distributions	(22,241,186)	(2,626,643)	—

Net increase (decrease) in net assets from capital transactions	6,267,031	(15,954,181)	10,827,915
Total increase (decrease) in net assets	23,709,268	(1,304,258)	10,811,015

Net Assets:
Beginning of year	154,315,731	155,619,989	—
End of year	$178,024,999	$154,315,731	$10,811,015
Accumulated (distributions in excess of) net investment income	$662,821	$510,034	$5,442

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$27,458,399	$23,202,881	$6,990,908
Dividends reinvested	16,008,062	1,755,894	—
Cost of shares redeemed	(34,573,940)	(32,731,384)	—
Institutional Class Shares capital transactions	8,892,521	(7,772,609)	6,990,908

Class A Shares
Proceeds from shares issued	3,866,641	6,913,557	4,260,983
Dividends reinvested	2,201,478	290,559	—
Cost of shares redeemed	(7,466,926)	(12,074,891)	(424,978)
Class A Shares capital transactions	(1,398,807)	(4,870,775)	3,836,005

Class C Shares
Proceeds from shares issued	866,083	1,617,787	1,002
Dividends reinvested	1,176,208	144,283	—
Cost of shares redeemed	(3,268,974)	(5,072,867)	—
Class C Shares capital transactions	(1,226,683)	(3,310,797)	1,002

Net increase (decrease) in net assets from capital transactions	$6,267,031	$(15,954,181)	$10,827,915

Share Transactions:
Institutional Class Shares
Issued	1,891,919	1,652,286	681,280
Reinvested	1,239,014	135,202	—
Redeemed	(2,374,284)	(2,303,847)	—
Change in Institutional Class Shares	756,649	(516,359)	681,280

Class A Shares
Issued	268,332	484,066	423,610
Reinvested	172,125	22,574	—
Redeemed	(524,310)	(855,091)	(42,711)
Change in Class A Shares	(83,853)	(348,451)	380,899

Class C Shares
Issued	59,899	113,530	100
Reinvested	90,544	11,014	—
Redeemed	(223,381)	(349,381)	—
Change in Class C Shares	(72,938)	(224,837)	100

*	For the period from September 20, 2013 (commencement of operations) to October 31, 2013.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	International Alpha Strategies Fund		Kansas Tax-Exempt Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Investment Operations:
Net investment income (loss)	$1,385,606	$1,442,363	$9,536,866	$9,845,136
Net realized gains (losses)	4,798,931	(1,532,646)	485,069	247,458
Net change in unrealized appreciation/depreciation	4,488,412	3,144,563	(14,176,871)	8,478,508
Net increase (decrease) in net assets resulting from operations	10,672,949	3,054,280	(4,154,936)	18,571,102

Distributions:
From net investment income:
Institutional Class Shares	(1,555,187)	(714,400)	(9,203,498)	(9,519,240)
Class A Shares	(2,358)	(1,490)	(291,172)	(282,081)
Class C Shares	—	—	(42,196)	(43,814)
Decrease in net assets from distributions	(1,557,545)	(715,890)	(9,536,866)	(9,845,135)

Net increase (decrease) in net assets from capital transactions	(1,599,074)	2,618,121	(59,207,583)	22,258,121
Total increase (decrease) in net assets	7,516,330	4,956,511	(72,899,385)	30,984,088

Net Assets:
Beginning of year	55,258,167	50,301,656	316,407,300	285,423,212
End of year	$62,774,497	$55,258,167	$243,507,915	$316,407,300
Accumulated (distributions in excess of) net investment income	$1,522,774	$1,474,612	$74,638	$74,638

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$9,103,578	$10,519,525	$40,999,013	$58,455,956
Dividends reinvested	588,853	278,103	439,816	360,392
Cost of shares redeemed	(11,392,229)	(8,128,271)	(99,449,119)	(38,156,630)
Institutional Class Shares capital transactions	(1,699,798)	2,669,357	(58,010,290)	20,659,718

Class A Shares
Proceeds from shares issued	157,505	51,415	462,322	1,260,532
Dividends reinvested	2,358	1,490	227,035	239,498
Cost of shares redeemed	(59,139)	(104,141)	(936,055)	(506,119)
Class A Shares capital transactions	100,724	(51,236)	(246,698)	993,911

Class C Shares
Proceeds from shares issued	—	—	167,612	1,100,469
Dividends reinvested	—	—	33,972	28,083
Cost of shares redeemed	—	—	(1,152,179)	(524,060)
Class C Shares capital transactions	—	—	(950,595)	604,492

Net increase (decrease) in net assets from capital transactions	$(1,599,074)	$2,618,121	$(59,207,583)	$22,258,121

Share Transactions:
Institutional Class Shares
Issued	756,610	1,014,741	3,681,966	5,232,131
Reinvested	51,745	28,063	39,906	32,171
Redeemed	(963,492)	(759,712)	(9,124,507)	(3,417,016)
Change in Institutional Class Shares	(155,137)	283,092	(5,402,635)	1,847,286

Class A Shares
Issued	13,603	4,836	41,651	112,446
Reinvested	209	151	20,580	21,363
Redeemed	(5,235)	(10,397)	(86,235)	(45,370)
Change in Class A Shares	8,577	(5,410)	(24,004)	88,439

Class C Shares
Issued	—	—	15,342	98,262
Reinvested	—	—	3,073	2,502
Redeemed	—	—	(105,934)	(46,754)
Change in Class C Shares	—	—	(87,519)	54,010

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Strategic Income Fund		Core Plus Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Investment Operations:
Net investment income (loss)	$426,164	$686,558	$1,811,702	$1,923,866
Net realized gains (losses)	(561,029)	160,460	330,333	1,173,371
Net change in unrealized appreciation/depreciation	209,206	726,153	(1,937,633)	1,171,004
Net increase (decrease) in net assets resulting from operations	74,341	1,573,171	204,402	4,268,241

Distributions:
From net investment income:
Institutional Class Shares	(949,666)	(976,972)	(1,976,810)	(2,173,320)
Class A Shares	(2,176)	(906)	(32,963)	(28,857)
From net realized gains:
Institutional Class Shares	—	—	(521,936)	—
Class A Shares	—	—	(10,037)	—
Decrease in net assets from distributions	(951,842)	(977,878)	(2,541,746)	(2,202,177)

Net increase (decrease) in net assets from capital transactions	(50,735,379)	(19,125,619)	33,050,485	3,909,586
Total increase (decrease) in net assets	(51,612,880)	(18,530,326)	30,713,141	5,975,650

Net Assets:
Beginning of year	76,980,345	95,510,671	76,756,597	70,780,947
End of year	$25,367,465	$76,980,345	$107,469,738	$76,756,597
Accumulated (distributions in excess of) net investment income	$169,183	$169,183	$3,241	$3,241

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$13,545,881	$21,963,601	$47,362,449	$15,481,087
Dividends reinvested	573,948	555,100	1,554,792	1,215,356
Cost of shares redeemed	(65,000,499)	(41,820,877)	(15,819,995)	(14,163,008)
Institutional Class Shares capital transactions	(50,880,670)	(19,302,176)	33,097,246	2,533,435

Class A Shares
Proceeds from shares issued	261,052	276,544	4,182	1,400,190
Dividends reinvested	2,139	843	42,822	27,288
Cost of shares redeemed	(117,900)	(100,830)	(93,765)	(51,327)
Class A Shares capital transactions	145,291	176,557	(46,761)	1,376,151

Net increase (decrease) in net assets from capital transactions	$(50,735,379)	$(19,125,619)	$33,050,485	$3,909,586

Share Transactions:
Institutional Class Shares
Issued	1,332,321	2,159,261	4,352,731	1,383,609
Reinvested	56,519	54,551	140,168	108,652
Redeemed	(6,428,446)	(4,131,755)	(1,425,959)	(1,269,107)
Change in Institutional Class Shares	(5,039,606)	(1,917,943)	3,066,940	223,154

Class A Shares
Issued	25,830	27,252	375	125,838
Reinvested	211	83	3,835	2,414
Redeemed	(11,610)	(9,944)	(8,253)	(4,577)
Change in Class A Shares	14,431	17,391	(4,043)	123,675

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund		Fusion Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Investment Operations:
Net investment income (loss)	$1,614,362	$2,741,046	$(50,053)	$(10,112)
Net realized gains (losses)	(2,060,572)	16,607,262	41,057	(155,342)
Net change in unrealized appreciation/depreciation	(23,567,926)	5,864,197	406,359	132,919
Net increase (decrease) in net assets resulting from operations	(24,014,136)	25,212,505	397,363	(32,535)

Distributions:
From net investment income:
Institutional Class Shares	(1,273,997)	(3,181,823)	—	—
Premier Class Shares	(1)	—	—	—
Class A Shares	(48,892)	(111,996)	—	—
Class C Shares	(7,871)	(12,685)	—	—
From net realized gains:
Institutional Class Shares	(15,542,511)	(13,910,585)	—	—
Class A Shares	(1,015,216)	(751,566)	—	—
Class C Shares	(255,463)	(267,583)	—	—
Decrease in net assets from distributions	(18,143,951)	(18,236,238)	—	—

Net increase (decrease) in net assets from capital transactions	(29,749,896)	116,722,891	(2,266,361)	559,186
Total increase (decrease) in net assets	(71,907,983)	123,699,158	(1,868,998)	526,651

Net Assets:
Beginning of year	389,825,160	266,126,002	6,516,831	5,990,180
End of year	$317,917,177	$389,825,160	$4,647,833	$6,516,831
Accumulated (distributions in excess of) net investment income	$282,347	$—	$(32,041)	$(8,174)

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$81,331,754	$145,924,967	$364,587	$5,598,076
Dividends reinvested	16,167,442	16,517,492	—	—
Cost of shares redeemed	(119,317,763)	(60,495,321)	(3,143,918)	(5,608,302)
Institutional Class Shares capital transactions	(21,818,567)	101,947,138	(2,779,331)	(10,226)

Premier Class Shares
Proceeds from shares issued	15,699	—	—	—
Dividends reinvested	1	—	—	—
Cost of shares redeemed	(3,088)	—	—	—
Premier Class Shares capital transactions	12,612	—	—	—

Class A Shares
Proceeds from shares issued	13,449,989	26,828,655	924,210	597,181
Dividends reinvested	1,005,892	760,306	—	—
Cost of shares redeemed	(19,642,803)	(13,653,472)	(411,240)	(27,769)
Class A Shares capital transactions	(5,186,922)	13,935,489	512,970	569,412

Class C Shares
Proceeds from shares issued	1,096,263	1,179,460	—	—
Dividends reinvested	244,719	270,977	—	—
Cost of shares redeemed	(4,098,001)	(610,173)	—	—
Class C Shares capital transactions	(2,757,019)	840,264	—	—

Net increase (decrease) in net assets from capital transactions	$(29,749,896)	$116,722,891	$(2,266,361)	$559,186

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund		Fusion Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Share Transactions:
Institutional Class Shares
Issued	7,434,992	12,841,094	17,338	271,144
Reinvested	1,431,041	1,471,281	—	—
Redeemed	(10,947,587)	(5,285,630)	(147,712)	(292,260)
Change in Institutional Class Shares	(2,081,554)	9,026,745	(130,374)	(21,116)

Premier Class Shares
Issued	1,480	—	—	—
Reinvested	— *	—	—	—
Redeemed	(293)	—	—	—
Change in Premier Class Shares	1,187	—	—	—

Class A Shares
Issued	1,205,781	2,331,912	43,957	28,506
Reinvested	88,447	67,467	—	—
Redeemed	(1,773,098)	(1,187,551)	(19,409)	(1,334)
Change in Class A Shares	(478,870)	1,211,828	24,548	27,172

Class C Shares
Issued	98,375	103,391	—	—
Reinvested	21,794	24,328	—	—
Redeemed	(393,262)	(53,061)	—	—
Change in Class C Shares	(273,093)	74,658	—	—
*	Less than 0.5 shares.

See Notes to Financial Statements

[This page intentionally left blank]

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the year ended
10/31/2013	$14.89	$0.09	$3.42	$3.51	$(0.07)	$(2.08)	$(2.15)	$16.25
10/31/2012	$13.58	$0.10	$1.45	$1.55	$(0.06)	$(0.18)	$(0.24)	$14.89
10/31/2011	$14.14	$0.06	$0.28	$0.34	$(0.04)	$(0.86)	$(0.90)	$13.58
10/31/2010	$11.93	$0.06	$2.26	$2.32	$(0.11)	$—	$(0.11)	$14.14
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$—	$(0.26)	$11.93

Class A Shares
For the year ended
10/31/2013	$14.76	$0.05	$3.37	$3.42	$(0.06)	$(2.08)	$(2.14)	$16.04
10/31/2012	$13.47	$0.07	$1.42	$1.49	$(0.02)	$(0.18)	$(0.20)	$14.76
10/31/2011	$14.04	$0.01	$0.30	$0.31	$(0.02)	$(0.86)	$(0.88)	$13.47
10/31/2010	$11.85	$0.01	$2.26	$2.27	$(0.08)	$—	$(0.08)	$14.04
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$—	$(0.21)	$11.85

Class C Shares
For the year ended
10/31/2013	$14.98	$(0.06)	$3.42	$3.36	$(0.04)	$(2.08)	$(2.12)	$16.22
10/31/2012	$13.73	$(0.05)	$1.48	$1.43	$—	$(0.18)	$(0.18)	$14.98
10/31/2011	$14.38	$(0.07)	$0.28	$0.21	$ (0.00)^	$(0.86)	$(0.86)	$13.73
10/31/2010	$12.18	$(0.06)	$2.29	$2.23	$(0.03)	$—	$(0.03)	$14.38
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$—	$(0.14)	$12.18

Risk-Managed Allocation Fund

Institutional Class Shares
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01	$0.17	$0.18	$—	$—	$—	$10.18

Class A Shares
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$—	$0.18	$0.18	$—	$—	$—	$10.18

Class C Shares
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$—	$0.17	$0.17	$—	$—	$—	$10.17

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
***	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year, the ratio of net investment income is not indicative of future results.
^	Rounds to less than $0.01.

See Notes to Financial Statements

Ratios/Supplemental Data
Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**		Portfolio turnover rate(b)*

27.35%	$150,731	1.16%	1.40%	0.67%		203%
11.70%	$126,845	1.16%	1.48%	0.67%		252%
2.27%	$122,738	1.13%	1.42%	0.48%		225%
19.53%	$105,832	1.03%	1.46%	0.51%		181%
11.32%	$101,045	0.96%	1.40%	1.14%		242%

26.93%	$18,592	1.48%	1.90%	0.35%		203%
11.27%	$18,345	1.48%	1.98%	0.36%		252%
2.02%	$21,428	1.42%	1.79%	0.14%		225%
19.19%	$7,962	1.37%	1.80%	0.18%		181%
10.80%	$4,295	1.47%	1.88%	0.13%		242%

26.04%	$8,702	2.16%	2.40%	(0.31%)		203%
10.58%	$9,126	2.16%	2.48%	(0.32%)		252%
1.27%	$11,454	2.14%	2.43%	(0.60%)		225%
18.34%	$2,598	2.04%	2.47%	(0.49%)		181%
10.14%	$63	1.96%	2.39%	0.02%		242%

1.80%	$6,934	0.90%	10.18%	6.14	%***	19%

1.80%	$3,876	1.28%	10.77%	0.25%		19%

1.70%	$1	1.90%	11.36%	0.06%		19%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
International Alpha Strategies Fund

Institutional Class Shares
For the year ended
10/31/2013	$11.10	$0.29		$1.92	$2.21	$(0.32)	$—	$(0.32)	$12.99
10/31/2012	$10.70	$0.29		$0.26	$0.55	$(0.15)	$—	$(0.15)	$11.10
10/31/2011	$11.19	$0.24		$(0.71)	$(0.47)	$(0.02)	$—	$(0.02)	$10.70
10/31/2010	$10.81	$0.16		$0.34	$0.50	$(0.12)	$—	$(0.12)	$11.19
10/31/2009	$8.92	$0.19		$1.93	$2.12	$(0.23)	$—	$(0.23)	$10.81

Class A Shares
For the year ended
10/31/2013	$10.99	$0.22	+	$1.91 +	$2.13	$(0.31)	$—	$(0.31)	$12.81
10/31/2012	$10.61	$0.21		$0.28	$0.49	$(0.11)	$—	$(0.11)	$10.99
10/31/2011	$11.13	$0.16		$(0.68)	$(0.52)	$—	$—	$—	$10.61
10/31/2010	$10.77	$0.11		$0.33	$0.44	$(0.08)	$—	$(0.08)	$11.13
10/31/2009	$8.87	$0.14		$1.93	$2.07	$(0.17)	$—	$(0.17)	$10.77

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2013	$11.28	$0.35		$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80
10/31/2012	$10.95	$0.36		$0.33	$0.69	$(0.36)	$—	$(0.36)	$11.28
10/31/2011	$10.96	$0.37		$(0.01)	$0.36	$(0.37)	$—	$(0.37)	$10.95
10/31/2010	$10.73	$0.38		$0.23	$0.61	$(0.38)	$—	$(0.38)	$10.96
10/31/2009	$10.21	$0.40		$0.52	$0.92	$(0.40)	$—	$(0.40)	$10.73

Class A Shares
For the year ended
10/31/2013	$11.28	$0.31		$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80
10/31/2012	$10.95	$0.32		$0.33	$0.65	$(0.32)	$—	$(0.32)	$11.28
10/31/2011	$10.96	$0.33		$(0.01)	$0.32	$(0.33)	$—	$(0.33)	$10.95
10/31/2010	$10.72	$0.35		$0.24	$0.59	$(0.35)	$—	$(0.35)	$10.96
10/31/2009	$10.21	$0.36		$0.51	$0.87	$(0.36)	$—	$(0.36)	$10.72

Class C Shares
For the year ended
10/31/2013	$11.28	$0.24		$(0.48)	$(0.24)	$(0.24)	$—	$(0.24)	$10.80
10/31/2012	$10.95	$0.25		$0.33	$0.58	$(0.25)	$—	$(0.25)	$11.28
10/31/2011	$10.96	$0.27		$(0.01)	$0.26	$(0.27)	$—	$(0.27)	$10.95
10/31/2010	$10.73	$0.29		$0.23	$0.52	$(0.29)	$—	$(0.29)	$10.96
10/31/2009	$10.21	$0.31		$0.52	$0.83	$(0.31)	$—	$(0.31)	$10.73

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
+	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

20.30%	$62,561	0.95%	1.30%	2.42%	107%
5.30%	$55,169	0.95%	1.25%	2.73%	88%
(4.23%)	$50,158	1.05%	1.17%	1.90%	149%
4.67%	$92,066	1.13%	1.23%	1.55%	439%
24.48%	$96,691	1.06%	1.33%	2.19%	186%

19.75%	$214	1.45%	1.80%	1.85%	107%
4.69%	$89	1.45%	1.75%	1.98%	88%
(4.67%)	$144	1.48%	1.60%	1.50%	149%
4.07%	$131	1.63%	1.73%	1.05%	439%
23.85%	$50	1.55%	1.83%	1.60%	186%

(1.13%)	$232,502	0.48%	0.55%	3.20%	8%
6.42%	$303,660	0.48%	0.54%	3.26%	13%
3.44%	$274,606	0.45%	0.54%	3.48%	8%
5.82%	$276,535	0.40%	0.56%	3.53%	8%
9.16%	$228,132	0.40%	0.57%	3.81%	14%

(1.52%)	$9,815	0.87%	1.05%	2.82%	8%
6.01%	$10,518	0.87%	1.04%	2.87%	13%
3.03%	$9,244	0.84%	1.04%	3.06%	8%
5.56%	$5,881	0.80%	1.06%	3.13%	8%
8.61%	$1,312	0.80%	1.07%	3.42%	14%

(2.11%)	$1,190	1.48%	1.55%	2.21%	8%
5.36%	$2,229	1.48%	1.54%	2.24%	13%
2.41%	$1,573	1.45%	1.54%	2.44%	8%
4.90%	$1,035	1.40%	1.56%	2.53%	8%
8.23%	$70	1.38%	1.56%	2.89%	14%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gains (losses)	Increase (Decrease)from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Strategic Income Fund

Institutional Class Shares
For the year ended
10/31/2013	$10.22	$0.06	+	$(0.03)+	$0.03	$(0.14)	$—	$(0.14)	$10.11
10/31/2012	$10.12	$0.10		$0.14	$0.24	$(0.14)	$—	$(0.14)	$10.22
10/31/2011	$10.17	$0.09		$(0.04)	$0.05	$(0.10)	$—	$(0.10)	$10.12
10/31/2010	$9.87	$0.17		$0.30	$0.47	$(0.17)	$—	$(0.17)	$10.17
10/31/2009	$9.87	$0.25		$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87

Class A Shares
For the year ended
10/31/2013	$10.20	$0.05	+	$(0.03)+	$0.02	$(0.12)	$—	$(0.12)	$10.10
10/31/2012	$10.12	$0.07		$0.12	$0.19	$(0.11)	$—	$(0.11)	$10.20
10/31/2011	$10.16	$0.06		$(0.02)	$0.04	$(0.08)	$—	$(0.08)	$10.12
10/31/2010	$9.86	$0.14		$0.31	$0.45	$(0.15)	$—	$(0.15)	$10.16
10/31/2009	$9.86	$0.22		$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86

Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2013	$11.32	$0.27		$(0.30)	$(0.03)	$(0.29)	$(0.08)	$(0.37)	$10.92
10/31/2012	$11.00	$0.30		$0.36	$0.66	$(0.34)	$—	$(0.34)	$11.32
10/31/2011	$11.35	$0.32		$(0.03)	$0.29	$(0.36)	$(0.28)	$(0.64)	$11.00
10/31/2010	$11.07	$0.36		$0.56	$0.92	$(0.40)	$(0.24)	$(0.64)	$11.35
10/31/2009	$9.96	$0.42		$1.11	$1.53	$(0.42)	$—	$(0.42)	$11.07

Class A Shares
For the year ended
10/31/2013	$11.40	$0.23		$(0.29)	$(0.06)	$(0.26)	$(0.08)	$(0.34)	$11.00
10/31/2012	$11.08	$0.27		$0.35	$0.62	$(0.30)	$—	$(0.30)	$11.40
10/31/2011	$11.42	$0.28		$(0.02)	$0.26	$(0.32)	$(0.28)	$(0.60)	$11.08
10/31/2010	$11.13	$0.37		$0.53	$0.90	$(0.37)	$(0.24)	$(0.61)	$11.42
10/31/2009	$9.95	$0.40		$1.18	$1.58	$(0.40)	$—	$(0.40)	$11.13

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
+	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*

0.33%	$25,034	0.45%	0.75%	0.61%	57%
2.35%	$76,791	0.45%	0.71%	0.92%	199%
0.52%	$95,499	0.45%	0.68%	0.88%	254%
4.83%	$122,844	0.45%	0.68%	1.68%	52%
2.71%	$124,990	0.45%	0.64%	2.62%	61%

0.17%	$333	0.70%	1.25%	0.51%	57%
1.89%	$189	0.70%	1.21%	0.65%	199%
0.36%	$12	0.70%	1.18%	0.66%	254%
4.60%	$25	0.70%	1.18%	1.43%	52%
2.45%	$19	0.70%	1.14%	2.31%	61%

(0.25%)	$106,047	0.42%	0.73%	2.37%	47%
6.08%	$75,235	0.45%	0.73%	2.66%	41%
2.73%	$70,673	0.46%	0.74%	2.97%	87%
8.65%	$39,348	0.63%	0.90%	3.23%	346%
15.62%	$32,375	0.60%	0.83%	3.93%	426%

(0.57%)	$1,423	0.77%	1.23%	2.05%	47%
5.69%	$1,521	0.80%	1.23%	2.30%	41%
2.43%	$108	0.84%	1.24%	2.57%	87%
8.38%	$22	0.92%	1.39%	2.94%	346%
16.09%	$49	0.88%	1.29%	3.50%	426%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2013	$11.78	$0.10	$(0.81)	$(0.71)	$(0.04)	$(0.52)	$(0.56)	$10.51
10/31/2012	$11.69	$0.09	$0.75	$0.84	$(0.11)	$(0.64)	$(0.75)	$11.78
10/31/2011	$11.67	$0.32	$0.68	$1.00	$(0.33)	$(0.65)	$(0.98)	$11.69
10/31/2010	$11.26	$0.19	$0.92	$1.11	$(0.18)	$(0.52)	$(0.70)	$11.67
10/31/2009	$9.52	$(0.55)	$2.30	$1.75	$(0.01)	$—	$(0.01)	$11.26

Premier Class Shares
For the period from
4/2/2013 (d) thru 10/31/2013	$11.20	$0.01	$(0.69)	$(0.68)	$(0.01)	$—	$(0.01)	$10.51

Class A Shares
For the year ended
10/31/2013	$11.84	$0.04	$(0.80)	$(0.76)	$(0.02)	$(0.52)	$(0.54)	$10.54
10/31/2012	$11.75	$0.05	$0.74	$0.79	$(0.06)	$(0.64)	$(0.70)	$11.84
10/31/2011	$11.73	$0.30	$0.67	$0.97	$(0.30)	$(0.65)	$(0.95)	$11.75
10/31/2010	$11.33	$0.17	$0.91	$1.08	$(0.16)	$(0.52)	$(0.68)	$11.73
10/31/2009	$9.60	$0.54	$1.20	$1.74	$(0.01)	$—	$(0.01)	$11.33

Class C Shares
For the year ended
10/31/2013	$11.72	$(0.06)+	$(0.75)+	$(0.81)	$(0.02)	$(0.52)	$(0.54)	$10.37
10/31/2012	$11.66	$(0.02)	$0.75	$0.73	$(0.03)	$(0.64)	$(0.67)	$11.72
For the period from
5/4/2011 (d) thru 10/31/2011	$11.05	$0.15	$0.62	$0.77	$(0.16)	$—	$(0.16)	$11.66

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
+	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

(6.36%)	$296,810	0.32%	0.68%	0.49%	193%
7.56%	$357,238	0.32%	0.65%	0.83%	154%
9.50%	$248,883	0.32%	0.63%	3.03%	415%
10.40%	$117,680	0.32%	0.76%	1.75%	260%
18.44%	$101,789	0.32%	0.73%	(5.38%)	189%

(6.45%)	$12	0.47%	0.83%	0.10%	193%

(6.77%)	$18,888	0.77%	1.18%	0.14%	193%
7.10%	$26,891	0.77%	1.15%	0.37%	154%
9.14%	$12,448	0.66%	0.97%	2.48%	415%
10.04%	$5,027	0.57%	1.01%	1.50%	260%
18.16%	$4,965	0.57%	0.97%	(5.56%)	189%

(7.32%)	$2,207	1.32%	1.68%	(0.51%)	193%
6.53%	$5,694	1.32%	1.65%	(0.18%)	154%

7.05%	$4,795	1.32%	1.72%	(0.17%)	415%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Fusion Fund

Institutional Class Shares
For the year ended
10/31/2013	$20.78	$(0.16	)+	$1.79	+	$1.63	$—	$—	$—	$22.41
10/31/2012	$19.46	$(0.11	)+	$1.43	+	$1.32	$—	$—	$—	$20.78
10/31/2011	$21.23	$(0.35)		$(1.42)		$(1.77)	$—	$—	$—	$19.46
For the period from
12/22/2009 (d) thru 10/31/2010	$21.42	$(0.65)		$0.46		$(0.19)	$—	$—	$—	$21.23

Class A Shares
For the year ended
10/31/2013	$20.62	$(0.27	)+	$1.78	+	$1.51	$—	$—	$—	$22.13
10/31/2012	$19.40	$(0.34	)+	$1.56	+	$1.22	$—	$—	$—	$20.62
For the period from
6/30/2011 (d) thru 10/31/2011	$20.00	$(0.44)		$(0.16)		$(0.60)	$—	$—	$—	$19.40

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
+	Caculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*

7.84%	$3,502	2.25%	1.90%	3.92%	(0.76%)	114%
6.78%	$5,955	2.19%	1.90%	6.30%	(0.58%)	229%
(8.34%)	$5,989	2.50%	1.80%	5.40%	(1.41%)	250%

(0.93%)	$9,307	4.32%	1.90%	5.24%	(3.82%)	349%

7.32%	$1,146	2.75%	2.40%	4.42%	(1.28%)	114%
6.29%	$561	2.69%	2.40%	6.80%	(1.64%)	229%

(3.00%)	$1	2.60%	2.32%	8.97%	(3.81%)	250%

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2013

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2013, the Trust offered eight (8) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”):

Stock Fund
Risk-Managed Allocation Fund (commenced operations September 20, 2013)
International Alpha Strategies Fund
Kansas Tax-Exempt Bond Fund
Strategic Income Fund
Core Plus Fund
U.S. Inflation-Indexed Fund
Fusion Fund

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The U.S. Inflation-Indexed Fund offers five classes of shares: Class A, Class C, Institutional Class, Class R and Premier Class. The Stock Fund offers four classes of shares: Class A, Class C, Institutional Class and Class R. The Risk-Managed Allocation Fund and Kansas Tax-Exempt Bond Fund offer three classes of shares: Class A, Class C, and Institutional Class. The International Alpha Strategies Fund offers three classes of shares: Class A, Class R and Institutional Class. The other Funds offer Class A and Institutional Class shares only. Currently, Class R shares have not commenced operations. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

American Independence Funds

Notes to Financial Statements  (Con't)

2.	Significant Accounting Policies: (Continued)

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by American Independence Financial Services, LLC (“American Independence” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2013, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers between level 1 and Level 2 during the current year presented, and changes between Level 2 and Level 3 are disclosed in the Schedules of Portfolio Investments during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

American Independence Funds

Notes to Financial Statements  (Con't)

2.	Significant Accounting Policies: (Continued)

Securities Sold Short

As a portfolio management strategy, the Fusion Fund may engage in short sales of securities, which result in obligations of the Fund to make a future delivery of a specific security. These obligations are subject to the risk that the security’s market price at the delivery date will exceed the amount of proceeds initially received and that the Fund may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Fund) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current fair value of the securities to be delivered. Securities sold short are collateralized by cash held with the broker.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund, Strategic Income Fund and Core Plus Fund are declared daily and paid monthly. Distributions from net investment income for the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund, Risk-Managed Allocation Fund, International Alpha Strategies Fund, and Fusion Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In December 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. The provisions related to the Modernization Act for qualification testing are effective for the October 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the October 31, 2013 taxable year.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendment did not have a material impact on the Funds’ financial statements.

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

American Independence Funds

Notes to Financial Statements  (Con't)

3.	Related Party Transactions:

American Independence serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and American Independence, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Stock Fund	1.00%
Risk-Managed Allocation Fund	0.75%
International Alpha Strategies Fund	0.81%
Kansas Tax-Exempt Bond Fund	0.30%
Strategic Income Fund	0.40%
Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%
Fusion Fund	1.40%

The Trust has engaged J.A. Forlines, LLC (“JAF”) as the sub-advisor for the Risk-Managed Allocation Fund, Security Investors, LLC, which operates as Guggenheim Investments (“Guggenheim”) as sub-adviser for the International Alpha Strategies Fund, HighMark Capital Management, Inc. (“HighMark”) as sub-adviser for the Strategic Income Fund, Boyd Watterson Asset Management, LLC (“BWAM”) as sub-adviser for the Core Plus Fund, Fischer Francis Trees & Watts, Inc., and its affiliate in London (“FFTW”), as sub-adviser for the U.S. Inflation-Indexed Fund, and Eddystone Capital LLC (“Eddystone”) as sub-adviser for the Fusion Fund. The Board of Trustees has approved each of these agreements on behalf of the Trust (please see “Approval of Investment Advisory and Sub-Advisory Agreements” under “Additional Fund Information” in this report for more information). American Independence is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-advisor relationship. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the respective Fund. Additional information about each sub-adviser is noted below.

JAF (sub-adviser to Risk-Managed Allocation Fund) is located at 63 Forest Avenue, Suite #1, Locust Valley, New York, 11560. The agreement between American Independence and J.A. Forlines, LLC on behalf of the Trust was approved by the Fund’s board of Trustees at the organizational meeting held on June 14, 2013.

Guggenheim (sub-adviser for International Alpha Strategies Fund) is located at 40 East 52nd Street, 16th Floor, New York, New York, 10022. Guggenheim Investments is an indirectly wholly-owned subsidiary of Guggenheim Capital, LLC. The agreement between American Independence and Guggenheim was last approved by shareholders at a meeting held on March 7, 2012.

HighMark (sub-adviser to the Strategic Income Fund) is headquartered at 350 California Street, San Francisco, California 94104. The agreement between American Independence and HighMark on behalf of the Trust was approved by shareholders at a meeting held on December 27, 2011.

BWAM (sub-adviser to Core Plus Fund) is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114 and it is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, Wisconsin 53202. The agreement between American Independence and BWAM on behalf of the Trust was approved by shareholders at a meeting held on August 28, 2013.

FFTW’s (sub-adviser to the U.S. Inflation-Indexed Fund) New York offices are located at 200 Park Avenue, New York, New York 10166. FFTW is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreement between FFTW and American Independence on behalf of the Trust was approved by shareholders at a meeting held on May 9, 2008.

Eddystone (sub-adviser to the Fusion Fund) is headquartered at 230 Park Avenue, Suite 534, New York, New York 10169. The agreement between American Independence and Eddystone on behalf of the Trust was approved by shareholders at a meeting held on August 5, 2011.

American Independence Funds

Notes to Financial Statements  (Con't)

3.	Related Party Transactions: (Continued)

Pursuant to the expense limitation agreement, American Independence has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding acquired fund fees and interest expense on short sales, where applicable) at not more than the following percentages of average annual net assets:

Fund	Institutional Class	Class A	Class C	Premier Class
Stock Fund	1.16%(1)	1.49%(1)	2.16%(1)	N/A
Risk-Managed Allocation Fund	0.90%(2)	1.28%(2)	1.90%(2)	N/A
International Alpha Strategies Fund	0.95%(1)	1.45%(1)	N/A	N/A
Kansas Tax-Exempt Bond Fund	0.48%(3)	0.87%(3)	1.48%(3)	N/A
Strategic Income Fund	0.45%(1)	0.70%(1)	N/A	N/A
Core Plus Fund	0.45%(1)	0.80%(1)	N/A	N/A
U.S. Inflation-Indexed Fund	0.32%(1)	0.77%(1)	1.32%(1)	0.47%(1)
Fusion Fund	1.90%(1)	2.40%(1)	N/A	N/A

(1)Effective thru March 1, 2014
(2)Effective thru March 1, 2015
(3)Effective thru March 1, 2016

The total operating expenses of the Fund noted below was maintained at the following levels as indicated (all other Funds were maintained at the same level as in the table above):

Fund	Prior to	Institutional Class	Class A	Class C
Stock Fund	March 1, 2013	1.16%	1.47%	2.16%

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2013:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
For eligible expense reimbursements expiring:
October 31, 2014	$421,610	$—	$78,768	$256,708
October 31, 2015	506,692	—	157,237	180,063
October 31, 2016	396,489	32,376	202,350	218,447
	$1,324,791	$32,376	$438,355	$655,218

	Strategic Income Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Fusion Fund
For eligible expense reimbursements expiring:
October 31, 2014	$242,918	$191,208	$623,103	$212,505
October 31, 2015	194,048	199,521	1,155,241	71,421
October 31, 2016	208,334	139,233	1,292,166	99,002
	$645,300	$529,962	$3,070,510	$382,928

American Independence also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

American Independence has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. American Independence pays UMBFS and not the Funds.

American Independence Funds

Notes to Financial Statements  (Con't)

3.	Related Party Transactions: (Continued)

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the funds’ transfer agent and dividend disbursing agent.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets. During the year ended October 31, 2013, a portion of the distribution or service fees were waived by the Adviser for the Class A share assets. As of October 31, 2013, the Stock Fund was assessing 0.08% of the distribution fees and assessing the full 0.25% of the shareholder servicing fees, and the Risk-Managed Allocation Fund, Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund, and U.S. Inflation-Indexed Fund were assessing the full 0.25% distribution fees and assessing 0.13%, 0.14%, 0.00%, 0.10% and 0.20%, respectively, of the shareholder servicing fees.

The Trust, on behalf of the U.S. Inflation-Indexed Fund, has adopted a non-12b-1 Shareholder Servicing Plan that allows its Premier Class Shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Fund pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such Shares.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, securities sold short and U.S. Government securities) for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Stock Fund	$303,505,246	$320,143,466
Risk-Managed Allocation Fund*	11,750,751	1,138,902
International Alpha Strategies Fund	60,134,462	62,775,920
Kansas Tax-Exempt Bond Fund	23,807,705	73,068,643
Strategic Income Fund	33,815,942	69,793,423
Core Plus Fund	39,394,153	18,154,631
Fusion Fund	4,067,846	5,140,200

*	Information is for the period September 20, 2013 to October 31, 2013.

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Strategic Income Fund	$3,958,232	$17,383,487
Core Plus Fund	28,793,873	17,590,328
U.S. Inflation-Indexed Fund	665,333,232	704,928,024

American Independence Funds

Notes to Financial Statements  (Con't)

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2009-2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2013, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Stock Fund	$(101)	$100	$1
Risk-Managed Allocation Fund	1,209	1	(1,210)
International Alpha Strategies Fund	220,101	(220,101)	—
Kansas Tax-Exempt Bond Fund	—	—	—
Strategic Income Fund	525,678	831,175	(1,356,853)
Core Plus Fund	198,071	(198,071)	—
U.S. Inflation-Indexed Fund	(1,254)	1,254	—
Fusion Fund	26,186	(11,878)	(14,308)

At October 31, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation	$28,585,362	$59,325	$7,642,540	$9,279,650
Gross unrealized depreciation	(1,226,576)	(80,016)	(548,312)	(4,803,687)
Net unrealized appreciation (depreciation) on investments	$27,358,786	$(20,691)	$7,094,228	$4,475,963
Cost of investments	$154,101,914	$10,620,758	$55,503,866	$236,722,733

	Strategic Income Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Fusion Fund
Gross unrealized appreciation	$187,007	$1,904,918	$1,201,216	$562,946
Gross unrealized depreciation	(112,333)	(875,857)	(12,478,797)	(62,928)
Net unrealized appreciation (depreciation) on investments	$74,674	$1,029,061	$(11,277,581)	$500,018
Cost of investments	$25,522,651	$105,522,814	$327,799,463	$4,223,060

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

American Independence Funds

Notes to Financial Statements  (Con't)

7.	Federal Income Tax Information: (Continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 were as follows:

	Stock Fund		Risk-Managed Allocation Fund	International Alpha Strategies Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$13,477,563	$609,044	$—	$1,557,545	$715,890
Net long-term capital gains	8,763,623	2,017,599	—	—	—
Total taxable distributions	22,241,186	2,626,643	—	1,557,545	715,890
Total distributions paid	$22,241,186	$2,626,643	$—	$1,557,545	$715,890

	Kansas Tax-Exempt Bond Fund		Strategic Income Fund		Core Plus Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$951,842	$977,878	$2,009,773	$2,202,177
Net long-term capital gains	—	—	—	—	531,973	—
Total taxable distributions	—	—	951,842	977,878	2,541,746	2,202,177
Tax exempt dividends	9,536,866	9,845,135	—	—	—	—
Total distributions paid	$9,536,866	$9,845,135	$951,842	$977,878	$2,541,746	$2,202,177

	U.S. Inflation-Indexed Fund		Fusion Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$14,279,524	$18,236,238	$—	$—
Net long-term capital gains	3,864,427	—	—	—
Total taxable distributions	18,143,951	18,236,238	—	—
Total distributions paid	$18,143,951	$18,236,238	$—	$—

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Undistributed ordinary income	$22,569,520	$5,442	$1,621,307	$74,638
Undistributed long-term capital gains	6,922,243	—	1,506,619	—
Tax accumulated earnings	29,491,763	5,442	3,127,926	74,638
Accumulated capital and other losses	—	(441)	—	(351,696)
Unrealized appreciation (depreciation) on investments	27,358,786	(20,691)	7,094,228	4,475,963
Unrealized appreciation (depreciation) on foreign currency	—	—	2,506	—
Total accumulated earnings (deficit)	$56,850,549	$(15,690)	$10,224,660	$4,198,905

American Independence Funds

Notes to Financial Statements  (Con't)

7.	Federal Income Tax Information: (Continued)

	Strategic Income Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Fusion Fund
Undistributed ordinary income	$169,183	$3,241	$282,347	$—
Undistributed long-term capital gains	—	159,811	—	—
Tax accumulated earnings	169,183	163,052	282,347	—
Accumulated capital and other losses	(9,440,178)	—	(2,211,015)	(511,025)
Unrealized appreciation (depreciation) on investments	74,674	1,029,061	(11,277,581)	500,018
Unrealized appreciation/(depreciation) on securites sold short	—	—	—	(27,709)
Total accumulated earnings (deficit)	$(9,196,221)	$1,192,113	$(13,206,249)	$(38,716)

As of October 31, 2013, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund	Strategic Income Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Fusion Fund
For losses expiring October 31,
2014	$—	$—	$—	$—	$—	$—	$—	$—
2015	—	—	—	—	2,548,173	—	—	—
2016	—	—	—	—	—	—	—	—
2017	—	—	—	—	413,411	—	—	—
2018	—	—	—	48,637	5,279,710	—	—	—
2019	—	—	—	303,059	—	—	—	351,914
Not subject to expiration:
Short-term	—	441	—	—	247,878	—	2,211,015	132,270
Long-term	—	—	—	—	951,006	—	—	80
	$—	$441	$—	$351,696	$9,440,178	$—	$2,211,015	$484,264

Under The Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Act.

The Strategic Income Fund had a capital loss carryforward for the years expiring 2012 through 2015 which are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2013, the International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund and Fusion Fund utilized $3,000,759, $485,069 and $13,832, respectively, of their capital loss carryovers.

The Strategic Income Fund had losses expiring during the fiscal year ended October 31, 2013, in the amount of $1,356,853.

As of October 31, 2013, the Fusion Fund had $20,118 of qualified late-year ordinary loss which is deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8.	Financial Futures Contracts:

The Funds, except for Kansas Tax-Exempt Bond Fund, may enter into financial futures contracts to hedge their interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2013 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

American Independence Funds

Notes to Financial Statements  (Con't)

8.	Financial Futures Contracts: (Continued)

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Options Transactions:

For hedging purposes, certain Funds (Stock Fund, Risk-Managed Allocation Fund, Strategic Income Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, and Fusion Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The Fusion Fund may also write uncovered options. The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, except with respect to Fusion Fund as discussed above, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require a Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by a Fund. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in a Fund’s selling or buying a security or currency at a price different from the current market value. The details of each Fund’s open options contracts at October 31, 2013 (where applicable) are contained in that Fund’s Schedule of Portfolio Investments.

10.	Investments in Derivatives:

The Funds, except for the Kansas Tax-Exempt Bond Fund and Risk-Managed Allocation Fund, may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

American Independence Funds

Notes to Financial Statements  (Con't)

10.	Investments in Derivatives: (Continued)

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2013. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Statements of Assets and Liabilities Location	Derivative Assets	Statements of Assets and Liabilities Location	Derivative Liabilities
U.S. Inflation-Indexed Fund	Interest rate	Variation margin	$21,265	Variation margin	$—
Fusion Fund	Market	Options, at value	9,529	Options, at value	—

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2013. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)	Average Notional Value
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$1,663,205	$(202,655)	485	$69,126,728
Fusion Fund	Market	Net realized gain (loss) from futures/options transactions/Net change in unrealized gain (loss) on options	(55,869)	3,460	66	6,835

(a)	Average number of contracts is based on the average of quarter end balances for the period October 31, 2012 to October 31, 2013.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

13.	Subsequent Events:

At a Board meeting held on September 12, 2013, the Board of Trustees of the Trust (the “Trust’s Board”) approved a change in the name of the American Independence Strategic Income Fund to the Boyd Watterson Short-Term Enhanced Bond Fund, which became effective on November 15, 2013. The Trust’s Board also approved a change in the Fund’s benchmark to the Barclays Government/Credit 1-3 Year Index and certain of the Fund’s investment strategies.

In addition, the Trust’s Board, including a majority of the Independent Trustees, unanimously approved a sub-advisory agreement between American Independence and Boyd Watterson Asset Management, LLC with respect to the Strategic Income Fund, subject to the approval of the Fund’s shareholders. Effective November 15, 2013, Boyd Watterson will serve as the Sub-Advisor to the Fund’s portfolio in accordance with an interim sub-advisory agreement. A proxy regarding the change in the sub-advisor and a change to the investment objective is expected to be mailed to shareholders in January 2014.

The Trust’s Board approved the termination of the current Sub-Advisory Agreement between American Independence and Eddystone effective as of the end of business on November 14, 2013. Effective November 15, 2013, Robert Shea, of American Independence, will serve as the Portfolio Manager of the Fusion Fund.

American Independence Funds

Notes to Financial Statements  (Con't)

13.	Subsequent Events: (Continued)

Effective December 30, 2013, the name of the American Independence Core Plus Fund will be changed to the American Independence Boyd Watterson Core Plus Fund.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of The American Independence Funds Trust, comprising the Stock Fund, Risk-Managed Allocation Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund, U.S. Inflation-Indexed Fund and Fusion Fund (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2013, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended for the Stock Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund, and U.S. Inflation-Indexed Fund; the related statements of operations, changes in net assets, and financial highlights for the period from September 20, 2013 (commencement of operations) to October 31, 2013 for the Risk-Managed Allocation Fund; and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period December 22, 2009 (commencement of operations) to October 31, 2010 for the Fusion Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2013, and the results of their operations, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 30, 2013

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries
The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2013:

Stock Fund

Portfolio Diversification	% of Net Assets
Energy	17.5%
Financials	16.4
Information Technology	15.5
Consumer Discretionary	14.7
Health Care	11.9
Industrials	9.5
Consumer Staples	2.8
Materials	1.7
Business Services	1.3
Short-Term Investments	10.6
Total Investments	101.9%
Liabilities in excess of other assets	(1.9)
Net Assets	100.0%

Risk-Managed Allocation Fund

Portfolio Diversification	% of Net Assets
International Equity ETF	43.3%
U.S. Fixed Income ETF	33.9
U.S. Equity ETF	20.7
Short-Term Investments	0.1
Total Investments	98.0%
Other assets in excess of liabilities	2.0
Net Assets	100.0%

International Alpha Strategies Fund

Portfolio Diversification	% of Net Assets
Financials	26.5%
Consumer Discretionary	15.0
Health Care	11.8
Industrials	11.0
Telecommunication Services	8.9
Consumer Staples	8.0
Materials	7.1
Energy	5.6
Information Technology	3.4
Short-Term Investments	1.4
Utilities	1.0
Total Investments	99.7%
Other assets in excess of liabilities	0.3
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund

Portfolio Diversification	% of Net Assets
Miscellaneous	32.0%
General Obligation	21.7
Utilities	14.9
Refunded Bonds	12.3
Hospitals	9.5
Transportation	3.6
Industrial Development Revenue	3.2
Housing	0.0
Short-Term Investments	1.9
Total Investments	99.1%
Other assets in excess of liabilities	0.9
Net Assets	100.0%

Strategic Income Fund

Portfolio Diversification	% of Net Assets
Corporate Bonds	55.9%
Asset Backed Securities	17.6
Collateralized Mortgage Obligations	11.7
U.S. Government Agency Pass-Through Securities	8.3
Commercial Mortgage-Backed Securities	5.0
Taxable Municipal Bonds	1.5
Short-Term Investments	0.9
Total Investments	100.9%
Liabilities in excess of other assets	(0.9)
Net Assets	100.0%

Core Plus Fund

Portfolio Diversification	% of Net Assets
Corporate Bonds	48.1%
U.S. Government Agency Pass-Through Securities	24.0
U.S. Treasury Obligations	23.0
Short-Term Investments	2.7
Commercial Mortgage-Backed Securities	0.7
Collateralized Mortgage Obligations	0.5
Mortgage Derivatives - IO Strips	0.1
Total Investments	99.1%
Other assets in excess of liabilities	0.9
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

U.S Inflation-Indexed Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	99.5%
Short-Term Investments	0.1
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

Fusion Fund

Portfolio Diversification	% of Net Assets
Long Portfolio:
Health Care	17.4%
Energy	10.1
Information Technology	8.0
Financials	6.8
Consumer Discretionary	5.1
Investment Companies	3.3
Telecommunications Services	2.9
Preferred Stocks	2.8
Materials	1.2
Consumer Staples	1.0
Industrials	0.8
Utilities	0.4
Equity Options - Put Options	0.2
Equity Options - Call Options	0.0
Short-Term Investments	41.6
101.6%
Short Portfolio:
Investment Companies	(8.5)
Consumer Discretionary	(0.4)
Information Technology	(0.2)
Total Investments	92.5%
Segregated Cash With Brokers	6.3
Other assets in excess of liabilities	1.2
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2013 at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period* 5/1/2013- 10/31/2013	Expense Ratio During Period**† 5/1/2013- 10/31/2013
Stock Fund	Institutional Class Shares	$1,000.00	$1,128.50	$6.22	1.16%
	Class A Shares	$1,000.00	$1,126.40	$7.99	1.49%
	Class C Shares	$1,000.00	$1,122.50	$11.56	2.16%

Risk-Managed	Institutional Class Shares	$1,000.00	$1,018.00	$0.97	0.90%
Allocation Fund	Class A Shares	$1,000.00	$1,018.00	$1.38	1.28%
	Class C Shares	$1,000.00	$1,017.00	$9.66	1.90%

International Alpha	Institutional Class Shares	$1,000.00	$1,053.50	$4.92	0.95%
Strategies Fund	Class A Shares	$1,000.00	$1,050.90	$7.50	1.45%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$975.70	$2.39	0.48%
Bond Fund	Class A Shares	$1,000.00	$973.80	$4.33	0.87%
	Class C Shares	$1,000.00	$970.80	$7.35	1.48%

Strategic Income Fund	Institutional Class Shares	$1,000.00	$998.40	$2.27	0.45%
	Class A Shares	$1,000.00	$997.10	$3.52	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$984.10	$2.15	0.43%
	Class A Shares	$1,000.00	$981.80	$3.90	0.78%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$934.80	$1.56	0.32%
	Class A Shares	$1,000.00	$932.70	$3.75	0.77%
	Class C Shares	$1,000.00	$930.00	$6.42	1.32%
	Premier Class Shares	$1,000.00	$934.50	$2.29	0.47%

Fusion Fund	Institutional Class Shares	$1,000.00	$1,054.10	$9.84	1.90%
	Class A Shares	$1,000.00	$1,051.30	$12.41	2.40%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include acquired fund fees and expenses and short sale dividend and interest expense.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period* 5/1/2013- 10/31/2013	Expense Ratio During Period**† 5/1/2013- 10/31/2013
Stock Fund	Institutional Class Shares	$1,000.00	$1,019.20	$5.90	1.16%
	Class A Shares	$1,000.00	$1,017.50	$7.58	1.49%
	Class C Shares	$1,000.00	$1,014.10	$10.97	2.16%

Risk-Managed	Institutional Class Shares	$1,000.00	$1,020.50	$4.58	0.90%
Allocation Fund	Class A Shares	$1,000.00	$1,018.60	$6.51	1.28%
	Class C Shares	$1,000.00	$1,015.50	$9.65	1.90%

International Alpha	Institutional Class Shares	$1,000.00	$1,020.20	$4.84	0.95%
Strategies Fund	Class A Shares	$1,000.00	$1,017.70	$7.37	1.45%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,022.60	$2.45	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,020.60	$4.43	0.87%
	Class C Shares	$1,000.00	$1,017.50	$7.53	1.48%

Strategic Income Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,021.40	$3.57	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$1,022.90	$2.19	0.43%
	Class A Shares	$1,000.00	$1,021.10	$3.97	0.78%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.40	$1.63	0.32%
	Class A Shares	$1,000.00	$1,021.10	$3.92	0.77%
	Class C Shares	$1,000.00	$1,018.30	$6.72	1.32%
	Premier Class Shares	$1,000.00	$1,022.60	$2.40	0.47%

Fusion Fund	Institutional Class Shares	$1,000.00	$1,015.40	$9.65	1.90%
Class A Shares	$1,000.00	$1,012.90	$12.18	2.40%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include acquired fund fees and expenses and short sale dividend and interest expense.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For Federal income tax purposes, the Stock, Core Plus and U.S. Inflation-Indexed Funds designates long-term capital gain dividends of $8,763,623, $531,973 and $3,864,427 or the amounts determined to be necessary, for the year ended October 31, 2013.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $9,536,866, or the amount determined to be necessary, for the year ended October 31, 2013.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2013, 9.68%, of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Stock Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Stock and International Alpha Strategies Funds designate income dividends of 13.30% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2013.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 13 and 14, 2013 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“American Independence” or the “Adviser”) with respect to the Stock Fund, Risk-Managed Allocation Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund, U.S. Inflation-Indexed Fund and Fusion Fund (“the Funds”). Also at the Meeting, the Board of Trustees approved the renewal of the following Sub-advisory Agreements between (1) American Independence and Fisher Francis Trees & Watts, Inc. and its affiliates (“FFTW”) on behalf of the U.S. Inflation-Indexed Fund, (2) American Independence and Security Investors on behalf of the International Alpha Strategies Fund; (3) between American Independence and HighMark on behalf of the Strategic Income Fund; and (4) between American Independence and Eddystone on behalf of the Fusion Fund; and the initial Sub-advisory Agreement between American Independence and Forlines on behalf of the Risk-Managed Allocation Fund. The Trustees were also being asked to approve the Form of Sub-Advisory Agreement between American Independence and Boyd Watterson on behalf of the Core Plus Fund. Shareholders approved the Sub-Advisory Agreement between American Independence and Boyd Watterson at a meeting held August 28, 2013. The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreements reviewed and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-advisers, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. Further below is a summary describing certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from American Independence and data and analysis from an outside data provider, including (1) advisory fee rate comparisons of the Funds to both Lipper and Morningstar peers; (2) net expense ratio comparisons of the Funds to both Lipper and Morningstar peers; and (3) performance of the individual Funds. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds not sub-advised, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets, and is responsible for the day-to-day oversight of the Sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser and Sub-advisers, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds and Sub-advisers over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was break-even from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increased. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, the Sub-advisers, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 230 Park Avenue, Suite 534, New York, NY 10169 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Terry L. Carter Age: 64	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of QuikTrip Corporation.	8	None
Joseph Hankin Age: 73	Chairman of the Board and Trustee	Indefinite	President, Westchester Community College (1971-Present).	8	None
Jeffrey Haas Age: 52	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	8	None
Thomas F. Kice Age: 64	Trustee	Indefinite	President of Kice Industries, Inc.	8	None
George Mileusnic Age: 59	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	8	None
Peter Ochs Age: 62	Trustee	Indefinite	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	8	None
INTERESTED TRUSTEES
John J. Pileggi Age: 54	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	8	None
OFFICERS
Eric Rubin Age: 47	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
John J. Pileggi Age: 54	Assistant Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A
Paul Brook Age: 60	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).	N/A	N/A
Theresa Donovan Age: 63	Secretary	7/2005-Present	Senior Director Compliance and Administration, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
Susan Silva Age: 46	Treasurer	9/2010-Present
Chief Administrative Officer of American Independence Financial Services, LLC since 12/2012; Partner, BackOffice Alliance LLC, July 2009 through December 2012; Previously independent consultant to American Independence Financial Services, LLC (November 2008 to 2012); Vice President of Vastardis Fund Services LLC (2006-2008).
				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

americanindependence.com
230 Park Avenue
Suite 534
New York, NY 10169

American Independence Financial Services, LLC

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed herewith.

(b)
During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Terry Carter, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2013 and 2012.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2013 and 2012 were $145,811 and $258,945, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2013 and 2012.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2013 and 2012 were $31,920 and $58,800, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2013 and 2012.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2)	Not applicable.

(f)	Not applicable.

(g)
 There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2014

By (Signature and Title)

/s/ Susan L. Silva
Susan L. Silva
Treasurer

Date: January 7, 2014